Exhibit 10.38
AMENDED AND RESTATED LICENSE AGREEMENT
     THIS AMENDED AND RESTATED LICENSE AGREEMENT (together with the exhibits hereto, this “Agreement”) is entered into as of June 14, 2007 (the “Restatement Execution Date”) and effective as of the Restatement Effective Date (as defined below), by and among Archemix Corp., a Delaware corporation with its principal place of business located at 300 Third Street, Cambridge, MA 02142 (“Archemix”), and SomaLogic, Inc., a Delaware corporation with its principal place of business located at 1775 38th Street, Boulder, CO 80301 (“SomaLogic”). Each of Archemix and SomaLogic may be referred to herein as a “Party” and together as the “Parties.”
RECITALS
     Whereas, the Parties entered into a License Agreement (the “Original Agreement”) effective as of September 4, 2003 (the “Original Agreement Effective Date”); and
     Whereas, the Parties desire to amend and restate in all respects the Original Agreement such that (inter alia) the licenses granted therein continue and certain terms, including Target Validation and Drug Screening, related thereto are clarified and additional licenses are granted herein; and
     Whereas, the Parties have mutually agreed to replace and supersede the terms of the Original Agreement with those set forth in this Agreement as of the Restatement Effective Date.
     NOW, THEREFORE, in consideration of the foregoing premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:
SECTION 1
DEFINITIONS
     Unless otherwise specifically provided herein, the following terms shall have the following meanings:
     1.1 “AAA” shall have the meaning set forth in Exhibit 10.6(b), Section A(2).
     1.2 “Affirmative Notice” shall have the meaning set forth in Section 2.2.1.3.1.
     1.3 “Aptamer” shall mean a non-naturally occurring nucleic acid ligand, which may be identified, e.g., through the SELEX Process, having a specific binding affinity for a target molecule, including without limitation, small molecules and proteins, and any structural variations and modifications, derivatives, homologs, analogs or mimetics thereof, but excluding Photoaptamers.
     1.4 “Aptamer-Specific Patent Rights” shall mean any Patent Rights on a claim-by-claim basis that solely cover specific Aptamer or Photoaptamer sequences and/or uses of such sequences.
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

     1.5 “Aptamer Therapeutic Product” shall mean an Aptamer that is, or is a component of, a therapeutic drug.
     1.6 “Affiliate” shall mean any entity owned, owning or under common ownership with a Party to this Agreement to the extent of at least fifty percent (50%) of the equity (or such lesser percentage which is the maximum allowed to be owned by a foreign corporation in a particular jurisdiction) having the power to vote on or direct the affairs of the entity and any person, firm, partnership, corporation or other entity actually controlled by, controlling or under common control with such entity. Notwithstanding the foregoing, neither Party shall be an “Affiliate” of the other Party, or any of its Affiliates, for the purposes of this Agreement.
     1.7 “Archemix Collaborative Partner” shall mean any Third Party with whom Archemix is engaged, from time to time, in a collaborative effort to research, develop or commercialize Aptamers or Photoaptamers, which collaborative effort is evidenced by a written agreement. For purposes of clarity, as used in this definition, a “collaborative effort” includes, without limitation, out-licensing of products developed by Archemix or its Affiliates.
     1.8 “Archemix Licensed Patents” shall mean any Patent Rights that are Controlled by Archemix as a result of the Gilead-Archemix Agreement as of the Restatement Effective Date, including, without limitation, the Patent Rights listed on Exhibit 1.8 but excluding Aptamer-Specific Patent Rights.
     1.9 “Archemix Licensed Products” shall mean any product for use in the Gilead-Archemix Field, the making, using, selling or offering for sale of which would infringe a SomaLogic EC Patent but for the license(s) granted herein.
     1.10 “Archemix Patents” shall mean the Patent Rights that are Controlled by Archemix that relate to SELEX methods or processes and/or Aptamer or Photoaptamer methods, compositions, and/or uses thereof as of the Restatement Effective Date, but excluding (a) Aptamer-Specific Patent Rights and (b) Archemix Licensed Patents.
     1.11 “Archemix EC Royalties” shall have the meaning set forth in Section 3.1.1.
     1.12 “Archemix CD Royalties” shall have the meaning set forth in Section 3.1.3.
     1.13 “Breaching Party” shall have the meaning set forth in Section 7.2.
     1.14 “Clinical Diagnostic Field” shall mean the assaying, testing or determination outside of a living organism, of a substance in any biological test material, in connection with clinical practice, for the purpose of identifying, characterizing, defining or diagnosing a disease or other condition in humans or animals, including without limitation, a determination of the state of health, in order to treat or prevent disease.
     1.15 “Companion Diagnostic Product(s)” shall have the meaning set forth in Section 2.6.
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

     1.16 “Companion Diagnostic Product Option” shall have the meaning set forth in Section 2.6.
     1.17 “Confidential Information” shall have the meaning set forth in Section 4.1.
     1.18 “Control” or “Controlled” shall mean, with respect to any intellectual property right, including, without limitation, any Patent Rights, possession of the right, whether by ownership or license, to assign or to grant licenses, sublicenses, immunities or other rights as provided for herein under such right without the payment of additional consideration to, and without violating the terms of any agreement or other arrangement with, any Third Party. For purposes of clarity, two (2) or more entities may Control rights to different territories or fields of use under the same Patent Rights.
     1.19 “Cost of Goods Sold” shall mean the cost of manufacturing a Product, using, as the case may be, SomaLogic’s or Archemix’s standard accounting procedures and computed in accordance with GAAP. Such cost shall include the fully burdened cost of all raw materials, auxiliaries and other ingredients, labor and overhead, depreciation, maintenance and repair and shall also include reasonable expenses for services and transportation charges and any royalties paid to Third Parties in connection with the manufacturing process or materials used. “Cost of Goods” shall not include general and administrative expenses, sales and marketing costs.
     1.20 “GAAP” shall mean generally accepted U.S. accounting principles consistently applied.
     1.21 “Default” shall have the meaning set forth in Section 7.2.
     1.22 “Disclosing Party” shall have the meaning set forth in Section 4.1.
     1.23 “Dispute” shall have the meaning set forth in Section 10.6.
     1.24 “Drug Screening Field” shall mean the use of Aptamers or Photoaptamers as competitive binding agents in displacement assays for in vitro screening of potential therapeutic drugs as described in [***].
     1.25 “EC Royalty Term” shall have the meaning set forth in Sections 3.2.1.
     1.26 “EC Technology License Agreement” shall mean that certain License Agreement between SomaLogic, Inc. and EC Technology LLC dated June 14, 2004, as amended on or about June 14, 2007.
     1.27 “Exclusive Target Notice” shall have the meaning set forth in Section 2.2.1.1.
     1.28 “Exclusive Targets” shall mean the targets designated from time to time by Archemix pursuant to Section 2.2.1.1.
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

     1.29 “Ex Vivo Field” shall mean all uses of Aptamers or Photoaptamers outside of a human body. For purposes of clarity, the Ex Vivo Field includes, without limitation, uses of Aptamers or Photoaptamers in the Drug Screening Field and the Target Validation Field. Notwithstanding the foregoing, the Ex Vivo Field specifically excludes uses of Aptamers or Photoaptamers in the Purification Field and the Manufacturing Purification Field.
     1.30 “Force Majeure Event” shall have the meaning set forth in Section 10.1.
     1.31 “Gilead-Archemix Agreement” shall mean the License Agreement entered into by and between Gilead Sciences, Inc. and Archemix Corp. dated October 23, 2001.
     1.32 “Gilead-Archemix Field” shall have the meaning ascribed to the term “Licensed Field” as set forth in the Gilead-Archemix Agreement as clarified by the Gilead-SomaLogic Agreement Clarification.
     1.33 “Gilead-SomaLogic Agreement” shall mean the License, Assignment and Sale Agreement entered into by and among Gilead Sciences, Inc., SomaLogic and University Technology Corporation dated November 11, 1999.
     1.34 “Gilead-SomaLogic Agreement Clarification” shall mean the agreement of interpretation of Section 1.12 of the Gilead-SomaLogic Agreement entered into by the Parties as of the Original Agreement Effective Date.
     1.35 “Gilead-SomaLogic Field” shall have the meaning ascribed to the term “In Vitro Diagnostics” as set forth in the Gilead-SomaLogic Agreement Clarification.
     1.36 “Indemnified Party” shall have the meaning set forth in Section 8.3.
     1.37 “Indemnifying Party” shall have the meaning set forth in Section 8.3.
     1.38 “In Vivo Imaging Field” shall mean all uses of Aptamers or Photoaptamers for in vivo imaging, to the extent that such uses are not subject to Patent Rights Controlled by Schering AG as a result of the License Agreement and Collaborative Research Agreement, dated November 16, 1993, between NeXagen, Inc. and Schering AG.
     1.39 “Losses” shall have the meaning set forth in Section 8.2.
     1.40 “Licensed Aptamer” shall have the meaning set forth in Section 2.2.1.2.
     1.41 “Licensed Patents” shall mean, collectively, the Archemix Licensed Patents and the SomaLogic Licensed Patents including, without limitation, the patents and patent applications listed on Exhibit 1.8 and Exhibit 1.70 attached hereto.
     1.42 “Licensor Party” shall have the meaning set forth in Section 2.8.
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

     1.43 “Manufacturing Purification Field” shall mean all uses of Aptamers or Photoaptamers as Purification Agents for isolation of materials to be sold. For purposes of clarity, the Manufacturing Purification Field includes uses of Aptamers or Photoaptamers as Purification Agents in the isolation of manufacturing intermediates that undergo subsequent modification(s) prior to sale.
     1.44 “Net Sales” shall mean the amount invoiced by a Party or its Affiliates (a “Selling Party”) for sales of a Product to unaffiliated Third Parties less the following deductions applicable to the Product for:
          (a) transportation charges and insurance charges paid by the Selling Party;
          (b) sales and excise taxes or customs duties paid by the Selling Party or any other governmental charges imposed upon the sale of the Product and paid by the Selling Party exclusive of taxes on the income of the Selling Party;
          (c) fees paid to distributors, consignees or agents in connection with the sale of the Product;
          (d) rebates and premiums granted in connection with the sale of a Product;
          (e) credits to customers on account of governmental requirements, price differences, rejection, outdating, returns or recalls of the Product;
          (f) quantity discounts, cash discounts or chargebacks granted in connection with the sale of the Product;
          (g) provisions for price reductions; and
          (h) the Selling Party’s standard allowance as demonstrated to the other Party’s reasonable satisfaction, and in no case in excess of [***] percent ([***]%).
     1.45 “New Archemix License” shall mean any license granted by Archemix to SomaLogic under this Agreement as of the Restatement Effective Date but not including any of the licenses granted in the Original Agreement and continuing under this Agreement. For purposes of clarity, the New Archemix License shall exclude , without limitation, the licenses granted under Section 2.1.1 in the Original Agreement, the licenses granted within the Target Validation Field in the Original Agreement, the licenses granted within the Drug Screening Field in the Original Agreement, and the licenses granted to the use of Aptamers or Photoaptamers as Purification Agents within the Clinical Diagnostics Field in the Original Agreement.
     1.46 “New SomaLogic License” shall mean any license granted by SomaLogic to Archemix under this Agreement as of the Restatement Effective Date but not including any of the licenses granted in the Original Agreement and continuing under this Agreement. For purposes of clarity, the New SomaLogic License shall exclude without limitation, the licenses granted under Sections 2.2.1 (other than the licenses granted under sub-sections 2.2.1.1 and 2.2.1.2) in the Original Agreement, the licenses granted in Section 2.2.2 in the Original
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Agreement, the licenses granted in Section 2.2.3 in the Original Agreement, and the licenses granted in Section 2.2.4 in the Original Agreement.
     1.47 “Non-Selling Party” shall mean the Party that is not a Selling Party.
     1.48 “Other Archemix Patent Rights” shall mean any Patent Rights, other than Archemix Licensed Patents and Archemix Patents, that come to be Controlled by Archemix after the Restatement Effective Date and that claim or relate to SELEX methods or processes and/or Aptamer or Photoaptamer methods, compositions and/or uses of such methods, processes or compositions but excluding Aptamer-Specific Patent Rights except as otherwise expressly set forth herein.
     1.49 “Other SomaLogic Patent Rights” shall mean any Patent Rights, other than SomaLogic Licensed Patents, SomaLogic Patents, and SomaLogic EC Patents, that come to be Controlled by SomaLogic after the Restatement Effective Date and that claim or relate to SELEX methods or processes and/or Aptamer or Photoaptamer methods, compositions and/or uses of such methods, processes or compositions but excluding Aptamer-Specific Patent Rights except as otherwise expressly set forth herein.
     1.50 “Partnering Agreement” shall have the meaning set forth in Section 2.2.1.3.2.
     1.51 “Patent Rights” shall mean all rights and interests in and to issued patents and pending applications, including non-provisional patents and non-provisional patent applications, and all divisions, continuations and continuations-in-part thereof, patents issuing on any of the foregoing, all reissues, reexaminations, renewals and extensions thereof, and supplementary protection certificates therefor, as well as any certificates of invention or applications therefor, and all foreign equivalents of any of the foregoing.
     1.52 “Photoaptamer” shall mean an Aptamer that includes a photoreactive chemical, including, without limitation, a brominated deoxyuridine (BrdU), that forms a covalent crosslink with its target molecule when exposed to radiation including, without limitation, ultraviolet light.
     1.53 “PhotoSELEX” or “PhotoSELEX Process” shall mean the SELEX process modified for the identification of PhotoAptamers.
     1.54 “Procuring” shall have the meaning set forth in Section 5.2.
     1.55 “Product” shall mean, as dictated by the context, an Archemix Licensed Product, a Companion Diagnostic Product, and/or a SomaLogic Licensed Product.
     1.56 “Proposed Terms” shall have the meaning set forth in Section 2.2.1.3.1.
     1.57 “Protein Profiling Aptamer Array” shall mean an array populated by more than one species of Aptamer that can detect the presence or concentration of one or more proteins from a sample.
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

     1.58 “Purification Agent” shall mean a compound that is used to enrich, deplete, or isolate one or more components of a solution or mixture.
     1.59 “Reserved Targets” shall mean the targets listed on Exhibit 1.58 attached hereto.
     1.60 “Purification Field” shall mean all uses, other than uses in the Manufacturing Purification Field, of Aptamers or Photoaptamers as Purification Agents. For purposes of clarity, the Purification Field specifically excludes uses of Aptamers or Photoaptamers in the Manufacturing Purification Field.
     1.61 “Receiving Party” shall have the meaning set forth in Section 4.1.
     1.62 “Release” shall have the meaning set forth in Section 2.9.
     1.63 “Restatement Effective Date” shall mean the later of (a) the date of receipt by Archemix of an executed copy of the EC License Amendment and (b) the date of receipt by each Party of a Final Acceptance Notice from the other Party.
     1.64 “RiboReporters” shall mean allosteric ribozymes whose catalytic activity is changed or modulated by the presence of a specific target.
     1.65 “Robotic SELEX” shall mean the process, equipment and reagents required to perform SELEX or PhotoSELEX in an automated process.
     1.66 “CD Royalty Term” shall have the meaning set forth in Section 3.2.3.
     1.67 “SELEX or SELEX Process” shall mean any process for the selection or identification of Aptamers.
     1.68 “SELEX Technology” means any process for modifying, optimizing, and/or stabilizing an Aptamer wherein such modification, optimization, or stabilization includes without limitation minimization, truncation, conjugation, complexation, substitution, deletion, and/or incorporation of modified nucleotides. Notwithstanding the foregoing, SELEX Technology specifically excludes any subject matter claimed in any of the SomaLogic EC Patents.
     1.69 “Selling Party” shall have the meaning set forth in Section 1.45.
     1.70 “SomaLogic Collaborative Partner” shall mean any Third Party with whom SomaLogic is engaged, from time to time, in a collaborative effort to research, develop or commercialize Aptamers or Photoaptamers, which collaborative effort is evidenced by a written agreement. For purposes of clarity, as used in this definition, a “collaborative effort” includes, without limitation, out-licensing of products developed by SomaLogic or its Affiliates.
     1.71 “SomaLogic Diagnostic” shall have the meaning set forth in Section 2.6.
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

     1.72 “SomaLogic Licensed Patents” shall mean any Patent Rights that are Controlled by SomaLogic as a result of the Gilead-SomaLogic Agreement as of the Restatement Effective Date, including, without limitation, the Patent Rights listed on Exhibit 1.70 but excluding Aptamer-Specific Patent Rights.
     1.73 “SomaLogic Licensed Products” shall mean any product for use in the Manufacturing Purification Field, the making, using, selling or offering for sale of which would infringe an Archemix Licensed Patent or an Archemix Patent but for the license(s) granted herein.
     1.74 “SomaLogic Patents” shall mean any Patent Rights that are Controlled by SomaLogic that relate to SELEX methods or processes and/or Aptamer methods, compositions and/or uses as of the Restatement Effective Date, but excluding (a) Aptamer Specific Patent Rights, (b) SomaLogic Licensed Patents, and (c) SomaLogic EC Patents.
     1.75 “SomaLogic EC Patents” shall mean any Patent Rights that are Controlled by SomaLogic as a result of the EC Technology License Agreement including, without limitation, the Patent Rights identified in Exhibit 1.73.
     1.76 “SomaLogic Royalties” shall have the meaning set forth in Section 3.1.2.
     1.77 “SomaLogic Royalty Term” shall have the meaning set forth in Section 3.2.2.
     1.78 “Sublicense Income” shall mean all payments received by a Party as consideration for the grant by such Party of a sublicense to a Third Party of any of the rights granted to it herein pursuant to Section 2.1.6 (in the case of SomaLogic) and Section 2.2.5 (in the case of Archemix), excluding (a) payments made under such sublicense in consideration of the issuance of equity or debt securities of such Party to the extent that the price paid for such equity does not exceed the then fair market value of such equity and (b) payments made under such sublicense which are required to be used to support or fund research and development activities to be undertaken by such Party pursuant to a budget for sponsored research that is based on full-time equivalent or other cost-accounting methodologies that are consistent with then current industry practices.
     1.79 “Sublicensee Party” shall have the meaning set forth in Section 2.8.2.
     1.80 “Target” shall mean any protein receptor, and/or any protein ligand to a protein receptor, that SomaLogic, its Affiliates, or its sublicensees, in good faith, reasonably intends to pursue under the New Archemix License.
     1.81 “Target Validation Field” shall mean the use of Aptamers or Photoaptamers to bind to a target molecule in vivo or in cell culture assays to activate, inhibit or otherwise modulate the activity of the target molecule and thereby demonstrate that such activation, inhibition or modulation is potentially useful for development of a therapeutic drug.
     1.82 “Term” shall have the meaning set forth in Section 7.1.
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

     1.83 “Terminating Party” shall have the meaning set forth in Section 7.2.
     1.84 “Territory” shall mean worldwide.
     1.85 “Therapeutic Partnering Agreement” shall have the meaning set forth in Section 2.2.1.3.1.
     1.86 “Therapeutic Partnering Agreement Notice” shall have the meaning set forth in Section 2.2.1.3.1.
     1.87 “Third Party” shall mean any person or entity other than Archemix, SomaLogic and their respective Affiliates.
     1.88 “Third Party Agreement” shall have the meaning set forth in Section 2.8.
     1.89 “Third Party Licensor” shall have the meaning set forth in Section 2.8.
     1.90 “Third Party Payments” shall have the meaning set forth in Section 2.8.2.
     1.91 “Valid Claim” shall mean any claim of a pending patent application or an issued, unexpired patent that has not been (a) finally cancelled, withdrawn, abandoned or rejected in a decision by any administrative agency or other body of competent jurisdiction, which decision is unappealable or unappealed within the time allowed for appeal, (b) permanently revoked, held invalid, or declared unpatentable or unenforceable in a decision of a court or other body of competent jurisdiction that is unappealable or unappealed within the time allowed for appeal, (c) rendered unenforceable through disclaimer or otherwise, and (d) lost through an interference proceeding
SECTION 2
GRANT OF RIGHTS
     2.1 License Grants by Archemix. Subject to the terms and conditions set forth herein, Archemix hereby grants to SomaLogic the following licenses.
          2.1.1 SomaLogic Diagnostic Rights. Archemix hereby grants to SomaLogic a non-exclusive, royalty-free, paid-up license under the Archemix Licensed Patents and Archemix Patents, that claim or relate to the use of Aptamers or Photoaptamers, to research, develop, make, have made, use, have used, sell, offer for sale, have sold, keep, import and export products for use within the Gilead-SomaLogic Field, during the Term and throughout the Territory.
          2.1.2 SomaLogic Ex Vivo Rights. Archemix hereby grants to SomaLogic a non-exclusive, royalty-free, paid-up license under the Archemix Licensed Patents and Archemix Patents, that claim or relate to the use of Aptamers or Photoaptamers, to research, develop, make, have made, use, have used, sell, offer for sale, have sold, keep, import and export products in the Ex Vivo Field, during the Term and throughout the Territory.
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

          2.1.3 SomaLogic Purification Rights. Archemix hereby grants to SomaLogic an exclusive, royalty-free, paid-up license under the Archemix Licensed Patents and Archemix Patents, that claim or relate to the use of Aptamers or Photoaptamers, to research, develop, make, have made, use, have used, sell, offer for sale, have sold, keep, import and export products in the Purification Field, during the Term and throughout the Territory.
          2.1.4 SomaLogic In Vivo Imaging Rights. Archemix hereby grants to SomaLogic a non-exclusive, royalty-free, paid-up license under the Archemix Licensed Patents and Archemix Patents, that claim or relate to the use of Aptamers or Photoaptamers, to research, develop, make, have made, use, have used, sell, offer for sale, have sold, keep, import and export products in the In Vivo Imaging Field, during the Term and throughout the Territory.
          2.1.5 Robotic SELEX. Archemix hereby grants to SomaLogic a non-exclusive, royalty-free, paid-up license under the Archemix Licensed Patents and Archemix Patents, that claim or relate to the use of Robotic SELEX, to perform Robotic SELEX, during the Term and throughout the Territory.
          2.1.6 SomaLogic Manufacturing Purification Rights. Archemix hereby grants to SomaLogic an exclusive (except as provided in Section 2.1.7), royalty-bearing license under the Archemix Licensed Patents and Archemix Patents, that claim or relate to the use of Aptamers or Photoaptamers, to research, develop, make, have made, use, have used, sell, offer for sale, have sold, keep, import and export products in the Manufacturing Purification Field, during the Term and throughout the Territory.
          2.1.7 Retained Rights. Notwithstanding anything to the contrary in this Agreement, SomaLogic shall have no right or license under the license granted under Section 2.1.6 with respect to any of the Reserved Targets. In addition, the Parties acknowledge and agree that (a) Archemix has previously granted to a Third Party a non-exclusive license to Aptamers that bind to [***] and (b) subject to Section 9.3, the license granted to SomaLogic under Section 2.1.6 shall be non-exclusive with respect to Aptamers that bind to [***].
          2.1.8 Archemix Commercial Uses. In the event that Archemix at any time during the Term determines that it wishes to obtain a license in the Manufacturing Purification Field that will cover the commercial use of Aptamers or Photoaptamers by Archemix and/or an Archemix Collaborative Partner, then it shall provide written notice of same to SomaLogic, whereupon the Parties shall negotiate in good faith for a period not to exceed [***] days with respect to the terms and conditions of such license.
          2.1.9 Protein Profiling Arrays. Archemix hereby grants to SomaLogic a non-exclusive, royalty-free, paid-up license under any Patent Rights that are Controlled by Archemix during the Term that claim a protein profiling array and that are discovered through use of a SomaLogic Protein Profiling Aptamer Array provided by SomaLogic under Section 2.7 below.
          2.1.10 Improvements to the SELEX Process and SELEX Technology. Archemix hereby grants to SomaLogic a non-exclusive, royalty-free, paid-up license under the Other Archemix Patent Rights, that claim or relate to improvements of the SELEX Process or SELEX Technology, to research, develop, make, have made, use, have used, sell, offer for sale,
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

have sold, keep, import and export products within the Gilead-SomaLogic Field and the field of any license granted to SomaLogic hereunder, during the Term and throughout the Territory.
          2.1.11 Sublicensing Rights.
               2.1.11.1 Sections 2.1.1 — 2.1.6 and 2.1.9. Each of the foregoing license grants in Section 2.1.1 through Section 2.1.6 and 2.1.9 hereof includes the right of SomaLogic to grant sublicenses to its Affiliates and any Third Party. Any sublicense may include the right to grant further sublicenses. If this Agreement is terminated, SomaLogic shall provide Archemix with notice of any granted sublicenses and a copy of any sublicense agreements related thereto, and any granted sublicenses shall remain in full force and effect, provided, that, the sublicensee is not then in breach of its sublicense agreement and the sublicensee agrees to be bound to Archemix as a licensor under the terms and conditions of the sublicense agreement. If this Agreement is terminated, provided that the sublicensee of a granted sublicense is not in breach of its sublicense agreement and the sublicensee agrees to be bound to Archemix as a licensor under the terms and conditions of such sublicense agreement, Archemix shall enter into appropriate agreements or amendments to such sublicense agreement to substitute itself for SomaLogic as the licensor thereunder.
               2.1.11.2 Section 2.1.10. The foregoing license grant in Section 2.1.10 hereof includes the right of SomaLogic to grant sublicenses to its Affiliates and any SomaLogic Collaborative Partner, provided, that, each such sublicense shall be limited to programs directed to the research, discovery, development, or commercialization of products within the Gilead-SomaLogic Field and the field of any license granted to SomaLogic hereunder. Any sublicense may include the limited right to grant further sublicenses solely for such purposes. If this Agreement is terminated, SomaLogic shall provide Archemix with notice of any granted sublicenses and a copy of any sublicense agreements related thereto, and any granted sublicenses shall remain in full force and effect, provided, that, the sublicensee is not then in breach of its sublicense agreement and the sublicensee agrees to be bound to Archemix as a licensor under the terms and conditions of the sublicense agreement. If this Agreement is terminated, provided that the sublicensee of a granted sublicense is not in breach of its sublicense agreement and the sublicensee agrees to be bound to Archemix as a licensor under the terms and conditions of such sublicense agreement, Archemix shall enter into appropriate agreements or amendments to such sublicense agreement to substitute itself for SomaLogic as the licensor thereunder.
               2.1.11.3 For any sublicense granted by SomaLogic under this Section 2.1.11, SomaLogic will cause each such sublicensee to comply with all of the relevant obligations and covenants of SomaLogic related to any license or sublicense granted by Archemix to SomaLogic under this Agreement, including without limitation SomaLogic’s obligations under Sections 3.2, 3.3, 3.6, 3.7, and 3.9 hereof.
          2.1.12 Reserved Rights. Notwithstanding anything to the contrary herein, (i) the exclusive licenses granted herein by Archemix are subject to Archemix’s continued right to practice the licensed rights solely for internal research and development uses or to sublicense such rights to Archemix Collaborative Partners solely for internal research and development uses and (ii) no right or license to any therapeutic veterinary applications are granted in this Agreement to SomaLogic.
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

     2.2 License Grants by SomaLogic. Subject to the terms and conditions set forth herein, SomaLogic hereby grants to Archemix the following licenses.
          2.2.1 Aptamer Therapeutics Rights. SomaLogic hereby grants to Archemix a non-exclusive, royalty free, paid-up license under the SomaLogic Licensed Patents and SomaLogic Patents, that claim or relate to the use of Aptamers or, subject to the terms and conditions of the Gilead-SomaLogic Agreement, Photoaptamers, to research, develop, make, have made, use, have used, sell, offer for sale, have sold, keep, import and export products for use in the Gilead-Archemix Field, during the Term and throughout the Territory.
               2.2.1.1 Exclusive Targets. During the Term Archemix may identify up to [***] targets (the “Exclusive Targets”) in each year following the Restatement Effective Date by providing written notice to SomaLogic (the “Exclusive Target Notice”). As soon as practicable after its receipt of the Exclusive Target Notice, SomaLogic shall identify any pre-existing obligations it may have to a Third Party with respect thereto and shall promptly inform Archemix in writing of any such pre-existing obligations that would not permit such target’s identification as an Exclusive Target. Subject to the foregoing, SomaLogic agrees that it will not develop any Aptamers or Photoaptamers directed to such Exclusive Targets either for itself or for any Third Party for therapeutic uses. For purposes of clarity, (a) SomaLogic shall have the right to develop and commercialize Aptamers and Photoaptamers to all Exclusive Targets for non-therapeutic uses and (b) this Section 2.2.1.1 shall apply to any such Exclusive Targets only for so long as Archemix maintains an on-going bona fide research program directed to each such Exclusive Target and uses commercially reasonable efforts to develop Aptamer therapeutics directed to each such Exclusive Target. On or before [***] and [***] of each year during the Term, Archemix shall provide a written report to SomaLogic that indicates which Exclusive Targets are still the subject of an on-going bona fide research program and which are no longer the subject of an ongoing bona fide research program.
               2.2.1.2 Exclusive License to Certain SomaLogic Aptamer Sequences. SomaLogic shall provide Archemix with written notice upon its generation of an Aptamer or Photoaptamer to any Exclusive Target. As soon as practicable thereafter, (a) SomaLogic shall provide Archemix with (i) a list of the Aptamers or Photoaptamers selected for sequencing by SomaLogic, such list to exclude any Aptamers or Photoaptamers that SomaLogic intends to develop for commercialization, (ii) any available data regarding such sequences and (iii) upon Archemix’s request pursuant to Section 2.12, samples of the Aptamers or Photoaptamers identified by SomaLogic, and (b) Archemix shall provide SomaLogic with written notice which shall identify from such list of sequences the particular Aptamer or, subject to the terms and conditions of the Gilead-SomaLogic Agreement, Photoaptamer, sequences, up to a total of [***] such sequences for each Exclusive Target, for which Archemix desires a license from SomaLogic (each such sequence, a “Licensed Aptamer”). During the Term, SomaLogic shall grant Archemix an exclusive, paid-up, royalty-free license under the SomaLogic Licensed Patents, SomaLogic Patents and the Other SomaLogic Patents solely to research, develop or commercialize such Licensed Aptamers for therapeutic purposes. For purposes of clarity, SomaLogic will (i) not grant any license to a Third Party to research, develop or commercialize Licensed Aptamers for any purpose, and (ii) retain all non-therapeutic rights to all other Aptamer and Photoaptamer sequences generated by SomaLogic to any Exclusive Targets.
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

          2.2.1.3 Right of First Refusal.
               2.2.1.3.1 Therapeutic Rights. If and to the extent that SomaLogic finalizes the material terms of a proposed collaboration with a Third Party in which SomaLogic would grant a license(s) under the SomaLogic Patents or Other SomaLogic Patent Rights solely for the research, development and/or commercialization of Aptamers or Photoaptamers to [***] or more target molecules for therapeutic purposes (a “Therapeutic Partnering Agreement”), SomaLogic shall, prior to entering into a binding agreement with such Third Party, give written notice (a “Therapeutic Partnering Agreement Notice”) to Archemix that shall include a statement of the proposed, material terms for the Therapeutic Partnering Agreement (the “Proposed Terms”). Upon receipt of the Therapeutic Partnering Agreement Notice, if Archemix determines in good faith that it would like to enter into a Therapeutic Partnering Agreement with SomaLogic upon terms which are at least as favorable to SomaLogic as the Proposed Terms, Archemix shall be entitled to give written notice (an “Affirmative Notice”) to SomaLogic that it elects to exercise its right to enter into a Therapeutic Partnering Agreement upon terms which are at least as favorable to SomaLogic as the Proposed Terms. If Archemix does not deliver a written Affirmative Notice to SomaLogic within [***] days of the delivery of the Therapeutic Partnering Agreement Notice by SomaLogic, then SomaLogic shall be free to enter into an agreement with (i) any Third Party under terms which are at least as favorable to SomaLogic as the Proposed Terms within [***] months of SomaLogic’s delivery of the Therapeutic Partnering Agreement Notice to Archemix or (ii) the Third Party for which the Therapeutic Partnering Agreement Notice was provided, solely to the extent that negotiations with such Third Party are continuous from the date of SomaLogic’s delivery of the Therapeutic Partnering Agreement Notice to Archemix through the date of execution of the applicable agreement. If Archemix delivers an Affirmative Notice to SomaLogic within the requisite [***] day time period, then Archemix and SomaLogic shall immediately commence good faith negotiations and shall enter into a Therapeutic Partnering Agreement upon terms which are at least as favorable to SomaLogic as the Proposed Terms as well as such other mutually acceptable terms as would be customary for such an agreement.
               2.2.1.3.2 Therapeutic and Other Rights. If and to the extent that SomaLogic enters into negotiations with a Third Party for a license under the SomaLogic Patents or Other SomaLogic Patent Rights for the research, development and/or commercialization of (a) Aptamers or Photoaptamers to [***] or more target molecules for therapeutic purposes and (b) any Aptamers or Photoaptamers, or uses of Aptamers or Photoaptamers, for non-therapeutic purposes (a “Partnering Agreement”), SomaLogic shall notify Archemix of such negotiations within [***] days of the initiation of such negotiations. Upon Archemix’s written request, SomaLogic shall enter into good faith negotiations with Archemix for a license under the SomaLogic Patents or Other SomaLogic Patent Rights for the research, development and/or commercialization of such Aptamers or Photoaptamers to such target molecules for therapeutic purposes. For clarity, so long as SomaLogic provides the notice as provided in this Section 2.2.1.3.2, SomaLogic and such Third Party may, in SomaLogic’s sole discretion, (i) continue negotiations regarding such Partnering Agreement, including, without limitation, during the period in which SomaLogic and Archemix conduct any negotiations under this Section 2.2.1.3.2, and (ii) execute and deliver such Partnering Agreement.
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

          2.2.2 Robotic SELEX. SomaLogic hereby grants to Archemix a non-exclusive, royalty-free, paid-up license under the SomaLogic Licensed Patents and SomaLogic Patents, that claim or relate to the use of Robotic SELEX, to perform Robotic SELEX, during the Term and throughout the Territory.
          2.2.3 In Vitro Analysis Rights. SomaLogic hereby grants to Archemix a non-exclusive, royalty-free, paid-up license under the SomaLogic Licensed Patents and SomaLogic Patents that claim or relate to the use of Aptamers or, subject to the terms and conditions of the Gilead-SomaLogic Agreement, Photoaptamers, in any in vitro analysis, including, without limitation, non-clinical FACS analysis, immunohistochemistry, and single-analyte assays, during the Term and throughout the Territory. Subject to Section 2.2.7.2, the license granted by SomaLogic to Archemix pursuant to this Section 2.2.3 to use Aptamers and Photoaptamers in in vitro analysis shall be limited to programs directed to the research, discovery or development of Aptamer Therapeutic Products by Archemix. For purposes of clarity, Archemix shall not have the right under such license to perform any such in vitro analysis for the benefit of a Third Party on a fee-for-service or contract research basis.
          2.2.4 RiboReporter Rights. SomaLogic hereby grants to Archemix a non-exclusive, royalty-free, paid-up license under the SomaLogic Licensed Patents and the SomaLogic Patents, that claim or relate to the SELEX Process and Aptamers or Photoaptamers, to research, develop, make, have made, use, have used, sell, offer for sale, have sold, keep, import and export RiboReporters solely for uses outside of the Clinical Diagnostic Field, during the Term and throughout the Territory.
          2.2.5 EC Technology Rights. SomaLogic hereby grants to Archemix a non-exclusive, royalty-bearing license under the SomaLogic EC Patents (a) to research, develop, make, have made, use, have used, sell, offer for sale, have sold, keep, import and export Aptamer products for use in the Gilead-Archemix Field, during the Term and throughout the Territory and (b) to research, develop, make, have made, use, have used, import and keep any products not covered by Section 2.2.5(a) for use in the Gilead-Archemix Field, during the Term and throughout the Territory.
          2.2.6 Improvements to the SELEX Process and SELEX Technology. SomaLogic hereby grants to Archemix a non-exclusive, royalty-free, paid-up license under the Other SomaLogic Patent Rights, that claim or relate to improvements of the SELEX Process or SELEX Technology, to research, develop, make, have made, use, have used, sell, offer for sale, have sold, keep, import and export products for use in the Gilead-Archemix Field and the field of any license granted to Archemix hereunder, during the Term and throughout the Territory.
          2.2.7 Sublicensing Rights.
               2.2.7.1 Sections 2.2.1, 2.2.2, and 2.2.4. Each of the foregoing license grants in Section 2.2.1, 2.2.2, and 2.2.4 hereof includes the right of Archemix to grant sublicenses to its Affiliates and any Third Party. Any sublicense may include the right to grant further sublicenses. If this Agreement is terminated, Archemix shall provide SomaLogic with notice of any granted sublicenses and a copy of any sublicense agreements related thereto, and any granted sublicenses shall remain in full force and effect, provided, that, the sublicensee is not
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

then in breach of its sublicense agreement and the sublicensee agrees to be bound to SomaLogic as a licensor under the terms and conditions of the sublicense agreement. If this Agreement is terminated, provided that the sublicensee of a granted sublicense is not in breach of its sublicense agreement and the sublicensee agrees to be bound to SomaLogic as a licensor under the terms and conditions of such sublicense agreement, SomaLogic shall enter into appropriate agreements or amendments to such sublicense agreement to substitute itself for Archemix as the licensor thereunder.
               2.2.7.2 Sections 2.2.3, 2.2.5, and 2.2.6. Each of the foregoing license grants in Section 2.2.3, 2.2.5, and 2.2.6 hereof includes the right of Archemix to grant sublicenses to its Affiliates and any Archemix Collaborative Partner, provided that each of any such sublicenses shall be limited to programs directed to the research, discovery or development of Aptamer Therapeutic Products by Archemix or Archemix Collaborative Partners. Any sublicense may include the limited right to grant further sublicenses solely for such purposes. If this Agreement is terminated, Archemix shall provide SomaLogic with notice of any granted sublicenses and a copy of any sublicense agreements related thereto, and any granted sublicenses shall remain in full force and effect, provided that the sublicensee is not then in breach of its sublicense agreement and the sublicensee agrees to be bound to SomaLogic as a licensor under the terms and conditions of the sublicense agreement. If this Agreement is terminated, provided that the sublicensee of a granted sublicense is not in breach of its sublicense agreement and the sublicensee agrees to be bound to SomaLogic as a licensor under the terms and conditions of such sublicense agreement, SomaLogic shall enter into appropriate agreements or amendments to such sublicense agreement to substitute itself for Archemix as the licensor thereunder.
               2.2.7.3 For any sublicense granted by Archemix under this Section 2.2.7, Archemix will cause each such sublicensee to comply with of all of the relevant obligations and covenants of Archemix related to any license or sublicense granted by SomaLogic to Archemix under this Agreement, including without limitation Archemix’s obligations under Sections 3.2, 3.3, 3.6, 3.7, and 3.9 hereof.
     2.3 Disclosure of Aptamer Sequences. The Parties shall make good faith efforts to disclose the nucleic acid sequences of Aptamers or Photoaptamers, subject to license grants herein, that are discovered by either of them during the Term to the extent such sequences have been published or have otherwise been made available to the public and such disclosure would be consistent with good business judgment as determined by such Party in its sole discretion.
     2.4 Nonassertion by Archemix. Archemix hereby agrees that it will not assert any Other Archemix Patent Rights against SomaLogic or its Affiliates or sublicensees for making, having made, using, having used, selling, offering to sell, having sold, importing or exporting Aptamer or Photoaptamer compositions to the extent such activities fall within the Gilead-SomaLogic Field or the field of any license granted to SomaLogic hereunder.
     2.5 Nonassertion by SomaLogic. SomaLogic hereby agrees that it will not assert any Other SomaLogic Patent Rights against Archemix or its Affiliates or sublicensees for making, having made, using, having used, selling, offering to sell, having sold, importing or exporting Aptamer or Photoaptamer compositions to the extent such activities fall within the Gilead-Archemix Field or the field of any license granted to Archemix hereunder.
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

     2.6 Option to Companion Diagnostic Products. SomaLogic hereby grants to Archemix the option (the “Companion Diagnostic Products Option”) to obtain a license from SomaLogic under the financial terms set forth in Section 3.1.3, under Patent Rights Controlled by SomaLogic, to research, develop, make, have made, use, have used, sell, offer for sale, have sold, keep and import products that are specifically marketed and sold as companion diagnostic products for Aptamer Therapeutic Products to be developed or commercialized by Archemix or an Archemix Collaborative Partner (“Companion Diagnostic Products”), wherein such Companion Diagnostic Products are intended for use in: (i) detecting a disease or condition in humans or animals to be treated with such Aptamer Therapeutic Product, (ii) evaluating a subject’s suitability for treatment with such Aptamer Therapeutic Product or (iii) monitoring a subject’s response to treatment with such Aptamer Therapeutic Product. In the event that SomaLogic Controls the rights to a product that is intended to diagnose or otherwise detect the existence of a disease or condition in humans or animals (a “SomaLogic Diagnostic”) for which Archemix has developed a Aptamer Therapeutic Product and such SomaLogic Diagnostic is suitable as a Companion Diagnostic Product, Archemix shall have the option (the “SomaLogic Companion Diagnostic Products Option”) to negotiate for a license to such SomaLogic Diagnostic, subject to any obligations that SomaLogic may have to a Third Party. Upon receipt of written notice that Archemix desires to exercise the SomaLogic Companion Diagnostic Products Option for an identified Aptamer Therapeutic Product, (a) subject to any obligations to a Third Party, SomaLogic will promptly disclose to Archemix the existence of any relevant SomaLogic Diagnostic, including any available information regarding such SomaLogic Diagnostic as is reasonably relevant, including without limitation, a summary of the development work which has been completed on such SomaLogic Diagnostic, data relating to the safety and efficacy of such SomaLogic Diagnostic, and samples of such SomaLogic Diagnostic, subject to the execution and delivery of a commercially reasonable material transfer agreement by the Parties relating to such samples, (b) if no such SomaLogic Diagnostic exists, or if any obligations to a Third Party prevent SomaLogic from disclosing information regarding a relevant SomaLogic Diagnostic to Archemix, SomaLogic will so inform Archemix, and (c) if so requested by Archemix following receipt of such information, the Parties hereby agree to negotiate in good faith an agreement regarding a license for the relevant SomaLogic Diagnostic.
     2.7 Access to and Use of Protein Profiling Aptamer Arrays. Upon the request of Archemix, SomaLogic will either supply Archemix with Protein Profiling Aptamer Arrays, or will perform for Archemix protein detection and analysis services on samples provided by Archemix with Protein Profiling Aptamer Arrays. Archemix shall be free to use such Protein Profiling Aptamer Arrays and the results of such services, either itself or with an Archemix Collaborative Partner, solely to discover and develop Aptamer Therapeutic Products. Archemix shall not otherwise use such Protein Profiling Aptamer Arrays for the benefit of a Third Party other than an Archemix Collaborative Partner nor will Archemix otherwise transfer any such Protein Profiling Aptamer Arrays to a Third Party other than an Archemix Collaborative Partner. SomaLogic will supply such Protein Profiling Aptamer Arrays or services to Archemix at [***] for such arrays [***] by [***], or the [***] for materials that are consumed in connection with providing such services [***] by [***].
     2.8 Obligations to Third Party Licensors. The Parties hereby acknowledge that certain of the Patent Rights licensed hereunder are Controlled by the licensor Party (the “Licensor Party”) by virtue of a license or other agreement between the Licensor Party and a
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Third Party (each a “Third Party Licensor”) who owns or otherwise Controls such Patent Rights. The Parties further acknowledge that such agreements contain certain payment or other requirements or obligations pertaining to the grant of sublicenses, or the activities of sublicensees, under such agreements (each such license or agreement is a “Third Party Agreement”). The Parties hereby agree to the following obligations with respect to such Third Party Agreements.
          2.8.1 Notice. Attached hereto as Exhibit 2.8.1(a) is a list of all Third Party Agreements to which Archemix is a party. Attached hereto as Exhibit 2.8.1(b) is a list of all Third Party Agreements to which SomaLogic is a party.
          2.8.2 Obligations under Third Party Agreements. Each Party hereby agrees to conform to the obligations and restrictions imposed upon it as a sublicensee (a “Sublicensee Party”) under any Third Party Agreements, in each case as amended from time-to-time during the Term. Under certain Third Party Agreements, the Third Party Licensor is entitled to receive payments on account of the grant of sublicenses, or on account of specified activities of sublicensees (“Third Party Payments”). Each Party hereby assumes the obligation to make all such Third Party Payments as are attributable to the grant of the sublicense of rights to it hereunder, or as are attributable to the activities, including without limitation, the achievement of milestones or the sale of products, by it, its Affiliates and its sublicensees, as and when required under the applicable Third Party Agreements. Each Party further agrees that the Licensor Party shall have the right, but not the obligation, to fulfill such Sublicensee Party’s obligations under this Section 2.8.2 if the Sublicensee Party should fail to do so in a timely and complete manner following written notice from the Licensor Party, in order to avoid a loss or curtailment of the Licensor Party’s rights under such Third Party Agreement, and that such Sublicensee Party shall reimburse the Licensor Party for all costs and expenses incurred in so fulfilling such obligations of the Sublicensee Party. Notwithstanding anything to the contrary herein, SomaLogic shall be responsible for [***] Third Party Payments owed to [***] by Archemix in excess of the [***] specified in Section [***].
     2.9 Certain Acknowledgments Concerning the Gilead-SomaLogic Field. The Parties hereby acknowledge the following: (i) that the scope of rights granted to SomaLogic under the Gilead-SomaLogic Agreement was a matter of dispute between the Parties; (ii) that the Parties agree that the scope of rights granted to SomaLogic under the Gilead-SomaLogic Agreement Clarification is acceptable to them; (iii) that the Parties have, as of the Original Agreement Effective Date, executed and delivered a mutual release of claims and settlement releasing claims that each has against the other as more fully set forth therein (the “Release”); and (iv) that, for purposes of determining the adequacy of the consideration received under the Gilead-SomaLogic Agreement Clarification, the Release, the Original Agreement or this Agreement, for any purposes whatsoever, all of the rights, obligations and forbearances granted under the other three agreements must be taken into account.
     2.10 Research Management Committee. To coordinate efforts by both Parties to continue to develop Aptamer and Photoaptamer technology and to facilitate the exchange of know-how foreseen by this Agreement, the Parties will establish a Research Management Committee (“RMC”), which will be comprised of equal numbers of representatives of each of the Parties. The RMC will meet at least [***] per calendar year, alternating venues between the
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

vicinities of Cambridge, Massachusetts and Boulder, Colorado, to share scientific direction and data and to coordinate basic research experiments. Intellectual property representatives of each Party will be invited to participate in RMC meetings and such meetings will provide a forum to discuss patent prosecution and enforcement issues and to allocate responsibility for the filing and prosecution of any Joint Patents. The RMC will establish a clearance policy that will govern any publication or presentation by a Party in which such Party proposes to include any previously undisclosed information or intellectual property Controlled by the other Party. The RMC will continue in existence for [***] years after the Effective Date, subject to extension by mutual agreement of the Parties.
     2.11 Disclosure of Aptamer Data. Subject to any obligations to a Third Party, each Party shall disclose to the other Party on the Restatement Effective Date and quarterly thereafter the following information: (i) the targets for which it has attempted to identify an Aptamer or Photoaptamer; (ii) the targets for which an Aptamer or Photoaptamer has been successfully identified; (iii) the SELEX conditions used to successfully identify such Aptamer(s) or Photoaptamer(s); and (iv) whatever data the disclosing Party possesses regarding the physical characteristics of such Aptamers or Photoaptamers including such things as binding affinity and association/dissociation constants, but excluding the sequence of such Aptamer(s) or Photoaptamer(s) (such information, “Aptamer Data”). All such Aptamer Data shall be deemed to be Confidential Information of the Disclosing Party and shall be subject to Section 4 of this Agreement.
     2.12 Supply of Aptamers/Photoaptamers For Research. Upon the request of a Party, the other Party shall use commercially reasonable efforts to supply the requesting Party with samples of the Aptamers or Photoaptamers identified by such other Party under the terms set forth in Exhibit 2.12 (a) (in the case of Archemix) or 2.12(b) (in the case of SomaLogic) and, except as otherwise provided for herein, solely for the internal research purposes of the requesting Party.
     2.13 Target Screening. Upon Archemix’s request, SomaLogic shall perform SELEX against targets provided by Archemix using commercially reasonable efforts and shall provide the resulting Aptamer Data to Archemix in accordance with the provisions of Section 2.11 hereof. SomaLogic shall own all right, title and interest in and to the resulting Aptamers or Photoaptamers, and Archemix shall have the right to license any such Aptamers or Photoaptamers from SomaLogic subject to the provisions of Section 2.2.1.2 hereof.
     2.14 Therapeutic Photoaptamer Rights. Upon Archemix’s request, SomaLogic will assist Archemix in its efforts to negotiate an agreement with Gilead Sciences Inc. to provide Archemix with a royalty-free, paid up right to research, develop and commercialize Photoaptamers originally discovered or developed by SomaLogic, or derivatives thereof, as Aptamer Therapeutic Products.
     2.15 Negative Covenants.
          2.15.1 Archemix. Archemix will include in any license or sublicense granted by Archemix to the Archemix Licensed Patents (including any Aptamer-Specific Patent Rights within the Archemix Licensed Patents) a negative covenant which prohibits the licensee or
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

sublicensee from using such rights to research, develop, make, have made, use, have used, sell, offer for sale, have sold, keep, import and export Aptamers for use within the Gilead-SomaLogic Field, during the Term and throughout the Territory.
          2.15.2 SomaLogic. SomaLogic will include in any license or sublicense granted by SomaLogic to the SomaLogic Licensed Patents (including any Aptamer-Specific Patent Rights within the SomaLogic Licensed Patents) a negative covenant which prohibits the licensee or sublicensee from using such rights to research, develop, make, have made, use, have used, sell, offer for sale, have sold, keep, import and export Aptamer Therapeutic Products, during the Term and throughout the Territory.
     2.16 New Archemix License.
          2.16.1 Target Identification. Notwithstanding anything to the contrary herein, prior to SomaLogic or any sublicensee of SomaLogic performing or engaging in any activities with respect to a Target under the New Archemix License (“Target Activities”), SomaLogic shall provide Archemix with a written notice (each, a “Target Notice”) identifying the Target(s) that would be the subject of any such activities. Within [***] days of receipt of a Target Notice, Archemix shall provide SomaLogic with a written response (each, a “Target Response”) identifying the Targets identified in such Target Notice for which SomaLogic and its sublicensees have the right to perform Target Activities under the New Archemix License under this Agreement. For purpose of clarity, (i) neither SomaLogic nor its affiliates or sublicensees shall have the right to perform Target Activities for any Target not identified in a Target Response, (ii) Archemix shall only have the right to reject a Target proposed by SomaLogic in a Target Notice if Archemix is prohibited by an executed agreement in effect as of the Restatement Effective Date from licensing Aptamers against such proposed Target and (iii) Archemix will provide prompt written notice to SomaLogic if the restrictions on any Target that is rejected by Archemix pursuant to the foregoing clause (ii) no longer apply, in which case such Target shall be deemed to be included in the rights granted to SomaLogic and, to the extent SomaLogic has excluded such Target from the New SomaLogic License under Section 2.17, the rights granted to Archemix hereunder without further action of the Parties.
          2.16.2 Confidentiality. SomaLogic hereby agrees to maintain the identity of any Targets identified in a Target Notice but not in a Target Response as confidential information using at least the same degree of care (but never less than a reasonable degree of care) that it uses to protect its other confidential or proprietary information.
     2.17 New SomaLogic License. SomaLogic shall have the right to exclude any Target identified in a Target Notice but not a Target Response from the scope of the New SomaLogic License by providing written notice to Archemix identifying such Target within [***] days of the applicable Target Response.
SECTION 3
CONSIDERATION
     3.1 Consideration. In further consideration of the mutual rights, licenses and acknowledgements granted or made in the Original Agreement and/or herein, in the Release and
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

in the Gilead-SomaLogic Agreement Clarification, by the Parties, and subject to the other terms and conditions of this Agreement, the Parties agree to the following fees and payments.
          3.1.1 Archemix Licensed Products. Archemix shall pay to SomaLogic, during the EC Royalty Term, (a) a royalty of [***] percent ([***]%) of Net Sales of Archemix Licensed Products sold by or on behalf of Archemix or its Affiliates and (b) [***] percent ([***]%) of all Sublicense Income applicable to Archemix Licensed Products (collectively, “Archemix EC Royalties”).
          3.1.2 SomaLogic Licensed Products. SomaLogic shall pay to Archemix, during the SomaLogic Royalty Term, (a) a royalty of [***] percent ([***]%) of Net Sales of SomaLogic Licensed Products sold by or on behalf of SomaLogic or its Affiliates and (b) [***] percent ([***]%) of all Sublicense Income applicable to SomaLogic Licensed Products (collectively, “SomaLogic Royalties”).
          3.1.3 Companion Diagnostics Products. In the event that the Parties enter into a license agreement pursuant to Section 2.6 hereof, Archemix shall pay to SomaLogic, during the CD Royalty Term, (a) a royalty of [***] ([***]%) of Net Sales of Companion Diagnostic Products discovered and developed by Archemix and (b) a royalty of [***] percent ([***]%) of Net Sales of any Companion Diagnostic Products that employ or are derived from a SomaLogic Diagnostic (collectively, “Archemix CD Royalties”). To the extent that SomaLogic produces commercial quantities of any such Companion Diagnostic Products and Archemix desires to purchase such Companion Diagnostic Products from SomaLogic, the Parties will enter into a supply agreement providing that Archemix shall have the right to purchase such Companion Diagnostic Products from SomaLogic at SomaLogic’s Cost of Goods Sold multiplied by 1.15 and containing such other terms as shall be commercially reasonable under the circumstances.
     3.2 Royalty Terms. Royalties on the sale of Products shall be payable until expiration of the applicable EC Royalty Term, the SomaLogic Royalty Term and/or the CD Royalty Term (as defined below) as follows.
          3.2.1 Archemix Licensed Products. Archemix shall pay to SomaLogic Archemix EC Royalties hereunder, with respect to each Archemix Licensed Product (i) commencing on the date of the First Commercial Sale of such Archemix Licensed Product by or on behalf of Archemix or its Affiliates and ending upon the expiration of the last to expire Valid Claim within the SomaLogic EC Patent(s) that claim or cover the manufacture, use, sale or importation of such Archemix Licensed Product in the country of sale and (ii) commencing on the first date of receipt by Archemix of any Sublicense Income applicable to such Archemix Licensed Product and continuing until no further Sublicense Income payments are received that are applicable to such Archemix Licensed Product (the “EC Royalty Term”). For purposes of clarity, the EC Royalty Term shall be determined on a country-by-country and Archemix Licensed Product-by-Archemix Licensed Product basis.
          3.2.2 SomaLogic Licensed Products. SomaLogic shall pay to Archemix SomaLogic Royalties hereunder, with respect to each SomaLogic Licensed Product (i) commencing on the date of the First Commercial Sale of such SomaLogic Licensed Product by on behalf of SomaLogic or its Affiliates and ending upon the expiration of the last to expire
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Valid Claim within the Archemix Licensed Patents and Archemix Patents that claim or cover the manufacture, use, sale or importation of such SomaLogic Licensed Product in the country of sale and (ii) commencing on the first date of receipt by SomaLogic of any Sublicense Income applicable to such SomaLogic Licensed Product and continuing until no further Sublicense Income payments are received that are applicable to such SomaLogic Licensed Product (the “SomaLogic Royalty Term”). For purposes of clarity, the SomaLogic Royalty Term shall be determined on a country-by-country and SomaLogic Licensed Product-by-SomaLogic Licensed Product basis.
          3.2.3 Companion Diagnostic Products. In the event the Parties enter into a license agreement pursuant to Sections 2.6 and 3.1.3, such license agreement shall require Archemix to pay Archemix CD Royalties on sales of each Companion Diagnostic Products (i) commencing on the date of the First Commercial Sale of such Companion Diagnostic Product and ending upon the expiration of the last to expire Valid Claim within the patents licensed to Archemix under such license agreement that cover the manufacture, use, sale or importation of such Companion Diagnostic Product in the country of sale and (ii) commencing on the first date of receipt by Archemix of any Sublicense Income applicable to such Companion Diagnostic Product and continuing until no further Sublicense Income payments are received that are applicable such Companion Diagnostic Product (the “CD Royalty Term”). For purposes of clarity, such CD Royalty Term shall be determined on a country-by-country and Companion Diagnostic Product-by-Companion Diagnostic Product basis.
     3.3 Currency. All amounts payable under this Agreement shall be payable in United States Dollars, by wire transfer of immediately available funds to bank accounts designated by Archemix and SomaLogic. Monthly sales amounts denominated in a foreign currency shall be translated into U.S. Dollars by using an average rate of exchange. This average for a particular foreign currency shall be computed using the rate of exchange for such currency quoted under Foreign Exchange in the Wall Street Journal in the last month of the applicable calendar quarter plus the rate of exchange for such currency as of the end of the prior month and dividing by two (2).
     3.4 Withholding Taxes. If any law or regulation in any country requires the withholding of any taxes due on payments to be paid under this Agreement, such taxes shall be deducted from the amounts paid. If the taxes are deducted from the amounts paid, each Selling Party making such deductions shall promptly deliver proof of payment of all such taxes, levies and other charges, together with copies of all communications from or with such governmental authority with respect thereto and shall provide any reasonable assistance or cooperation which may be requested by the Non-Selling Party in connection with any efforts the Non-Selling Party makes to obtain a credit for such taxes.
     3.5 Currency Transfer Restrictions. If any payment or transfer of funds out of a country is prohibited by law or regulation, the Parties hereto shall confer regarding the terms and conditions on which Products shall be sold in such countries, including the possibility of payment of royalties hereunder in local currency to a bank account in such country or the renegotiation of royalties for such sales, and in the absence of any other agreement by the Parties, such funds shall be deposited in whatever currency is allowable by the Selling Party in an accredited bank in that country that is acceptable to the Non-Selling Party.
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

     3.6 Royalty Payments Upon Termination. If this Agreement, and the rights and licenses granted hereunder, are terminated in accordance with Section 7 hereof with respect to all or some of the Products, the Selling Party shall continue to pay the Non-Selling Party all amounts payable pursuant to this Section 3 up through the date of such termination and any amounts earned thereafter as a result of authorized sales, if any, of residual inventory of Products.
     3.7 Payments and Quarterly Reports.
          3.7.1 Payments. The Selling Party shall make written reports (consistent with GAAP) to the Non-Selling Party within [***] days after the close of each calendar quarter during the EC Royalty Term, the SomaLogic Royalty Term and/or the CD Royalty Term, as applicable. These reports shall show, for such calendar quarter, sales by the Selling Party of Products sold in each country and the country of manufacture, if different, gross revenues from sales, trade discounts allowed and taken, Net Sales, the amount of any applicable Sublicense Income received, and the royalties due hereunder. Concurrently with the making of such report, the Selling Party shall make payment to the Non-Selling Party of all amounts payable for the period covered by such report.
     3.8 Overdue Royalties. Subject to the other terms of this Agreement, any payments not paid within the time period set forth in this Section 3 shall bear interest at a rate of [***] percent ([***]%) per month from the due date until paid in full.
     3.9 Accounting. The Parties shall, and shall cause their Affiliates and other sublicensees to, keep accurate and complete records, all in a format agreed by the Parties in accordance with GAAP, for a period of at least [***] years for each reporting period in which sales occur showing the manufacturing, sales, use and other disposition of Products in sufficient detail to enable amounts payable hereunder to be determined, and further agree to permit, and cause their Affiliates and sublicensees to permit, their books and records to be audited as set forth herein. The Non-Selling Party shall have the right, at its sole expense except as hereinafter provided, through a certified public accountant reasonably acceptable to the Selling Party, and following reasonable notice, to examine such records during regular business hours during the EC Royalty Term, SomaLogic Royalty Term or the CD Royalty Term as applicable and for [***] years thereafter; provided, however, that such examination shall not (i) be of records for more than the prior [***] years, (ii) take place more often than once a year, and (iii) cover any records which date prior to the date of the last examination, and provided, further, that such accountants shall report to the requesting party only as to the accuracy of the royalty statements and payments. Copies of such reports shall be supplied to the Selling Party. In the event the report demonstrates an underpayment, the Selling Party shall pay the amount of such underpayment immediately upon request of the Non-Selling Party and if such underpayment is more than [***] percent ([***]%) of the amount due for the audited period, shall reimburse the Non-Selling Party for the expense of the audit. If the Selling Party has overpaid, the Selling Party may deduct such overpayments from future amounts owed hereunder
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

SECTION 4
CONFIDENTIALITY
     4.1 Confidentiality. Confidential information shall consist of any information disclosed in writing, orally or in any other manner by a Party (the “Disclosing Party”) or otherwise made available to the other Party (the “Receiving Party”) concerning the Disclosing Party’s Intellectual Property Rights, know-how or performance of this Agreement or otherwise concerning the business, operations, trade secrets or other proprietary information of the Disclosing Party (“Confidential Information”). Except as otherwise provided herein, during the Term, and for [***] years thereafter, Archemix and SomaLogic shall not use or reveal or disclose to any Third Party any Confidential Information disclosed hereunder without first obtaining the written consent of the Disclosing Party. This confidentiality obligation shall not apply to such information:
          (a) which is or becomes generally available to the public other than as a result of unauthorized disclosure thereof by the Receiving Party;
          (b) which is lawfully received by the Receiving Party on a non-confidential basis from a Third Party that is not itself under any obligation of confidentiality or nondisclosure to the Disclosing Party or any other person with respect to such information;
          (c) which by competent proof can be shown by the Receiving Party to have been independently developed by the Receiving Party; or
          (d) which the Receiving Party establishes by competent proof was in its possession at the time of disclosure by the Disclosing Party and was not acquired, directly or indirectly from the Disclosing Party.
The Receiving Party shall use Confidential Information solely for the purposes of this Agreement and the transactions contemplated hereby and shall not disclose or disseminate any Confidential Information to any person at any time, except for disclosure to those of its directors, officers, employees, accountants, attorneys, advisers and agents whose duties reasonably require them to have access to such Confidential Information, provided that such directors, officers, employees, accountants, attorneys, advisers and agents are required to maintain the confidentiality of such Confidential Information to the same extent as if they were parties hereto. Each Receiving Party shall safeguard the Disclosing Party’s Confidential Information using at least the same degree of care, (but never less than a reasonable degree of care) that it uses to protect its own confidential or proprietary information.
     4.2 Required Disclosures. All Confidential Information disclosed by the Disclosing Party to the Receiving Party shall remain the property of the Disclosing Party. The foregoing confidentiality and nondisclosure obligations shall not apply to information which is required to be publicly disclosed by law or by regulation; provided, however, that, in such event, the Receiving Party who is compelled to disclose such Confidential Information shall promptly notify, with a copy to the Disclosing Party, the court or other tribunal: (i) that Confidential Information received from the Disclosing Party under this Agreement remains the property of the Disclosing Party and (ii) of the confidentiality obligations under this Agreement. In addition, the
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Receiving Party who is compelled to disclose the Confidential Information shall, to the extent permitted by law, take all steps necessary or desirable to maintain the confidentiality of the Disclosing Party’s Confidential Information and to insure that the court, other tribunal or appointee maintains such information in confidence in accordance with the terms of this Agreement.
     4.3 Press Release. Immediately following the Parties’ execution of this Agreement, the Parties shall disclose the nature of this Agreement in a joint press release and each Party shall publish such press release on the Party’s web site for a period of at lease six (6) months; provided, however, that the Parties shall obtain each other’s prior consent on the text of such press release, such consent not to be unreasonably withheld or delayed. In the event that either Party reasonably determines that it is required by the applicable laws of any jurisdiction, or the rules of any stock exchange on which its securities are listed or traded, to publicly disclose information concerning this Agreement or the rights and obligations of the Parties hereunder, including without limitation, the circumstances under which money or other consideration may become payable hereunder and the amount(s) of such payment(s), then such Party shall provide the other Party with a reasonable opportunity to review the text of such disclosure and the disclosing Party shall use reasonable efforts to implement the reasonable comments provided by the other Party while still complying with such laws or rules.
SECTION 5
FILING, PROSECUTION AND MAINTENANCE OF PATENT RIGHTS
     5.1 Patent Coordinators. Archemix and SomaLogic shall each appoint a patent coordinator (the “Patent Coordinators”), reasonably acceptable to the other Party, who shall serve as such Party’s primary liaison with the other Party on matters relating to filing, prosecution, maintenance and enforcement of the Licensed Patents. Each Party may replace its Patent Coordinator at any time by notice in writing to the other Party. The initial Patent Coordinators shall be:

For Archemix:	John A. Harre

For SomaLogic:	Randee S. Schwartz
     5.2 Licensed Aptamers. The Parties, acting through the Patent Coordinators, shall be jointly responsible for preparing, filing, prosecuting, obtaining and maintaining, including opposition and nullity actions (collectively, “Procuring”) Patent Rights covering the Aptamer sequences licensed to Archemix pursuant to Section 2.2.1.2 herein. Archemix shall be solely responsible for all costs and fees associated with such efforts. Archemix shall be solely responsible for Procuring all other Patent Rights related to the Licensed Aptamers including, without limitation, methods of use, formulations, and methods of manufacture.
SECTION 6
ENFORCEMENT AND DEFENSE
     6.1 Infringement of Licensed Patents. Each Party shall act in good faith to inform the other of any infringement of any of the Archemix Licensed Patents and/or SomaLogic
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Licensed Patents within each of the Parties’ licensed fields by any Third Party of which it becomes aware. Subject to Section 6.2, each Party shall have the right (but not the obligation), at its own expense, to bring suit (or take other appropriate legal action) against any actual, alleged or threatened infringement of its rights under the Licensed Patents by a Third Party, with legal counsel of its own choice. Prior to bringing suit (or taking other appropriate legal action), notice will be provided to the other Party and the Parties will have an opportunity to confer regarding the suit. Any damages, monetary awards or other amounts recovered, whether by judgment or settlement, pursuant to any suit, proceeding or other legal action taken by a single Party under this Section shall belong solely to the Party bringing such action.
In the event the Parties mutually agree that the activities of a Third Party constitute an actual, alleged or threatened infringement of both Parties’ rights under the Licensed Patents, subject to any restrictions contained within Third Party Agreements, the Parties, acting through the Patent Coordinators, shall jointly determine whether to bring suit (or take other appropriate legal action) against the actual, alleged or threatened infringement. If both Parties desire to take such action, they shall jointly determine how to share the expense and proceeds, if any, of the action and they shall jointly choose legal counsel. If the Parties can not agree on how to jointly proceed, then each Party shall have the right (but not the obligation), at its own expense, to bring suit (or take other appropriate legal action) against any actual, alleged or threatened infringement of its rights under the Licensed Patents by a Third Party, with legal counsel of its own choice. If either Party declines to take any such action, the other Party shall have the right (but not the obligation), at its own expense, to bring suit (or take other appropriate legal action) against any actual, alleged or threatened infringement of its rights under the Licensed Patents by a Third Party, with legal counsel of its own choice. In either case, any damages, monetary awards or other amounts recovered, whether by judgment or settlement, pursuant to any suit, proceeding or other legal action taken by a single Party under this Section shall belong solely to the Party bringing such action.
If a Party brings any such action or proceeding hereunder, the other Party agrees to be joined as party plaintiff if necessary to prosecute such action or proceeding, and to give the Party bringing such action or proceeding reasonable assistance and authority to file and prosecute the suit at the expense of the Party bringing such action; provided, however, that neither Party shall be required to transfer any right, title or interest in or to any property to the other Party or any Third Party to confer standing on a Party hereunder.
     6.2 Licensed Aptamers. In the event that any infringement relates to any Patent Rights covering Licensed Aptamers, Archemix shall have the sole right but not the obligation to enforce such Patent Rights.
     6.3 Defense of Claims. Subject to any restrictions contained within any Third Party Agreements, in the event of the initiation of any suit by a Third Party Licensor against a Party hereunder for patent infringement arising out of such Party’s exercise of the license granted herein to the extent covered by a Third Party Agreement, such Party shall promptly notify the other Party in writing. The costs, expenses and responsibility for the defense of such suit shall be solely on the Party (or Parties) named in the suit unless otherwise agreed to by the Parties.
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

     6.4 Warranty Disclaimer. NEITHER PARTY MAKES ANY REPRESENTATIONS OR WARRANTIES, EXPRESS OR IMPLIED, OTHER THAN THOSE EXPRESSLY SET FORTH IN SECTION 9 BELOW, WITH RESPECT TO THE LICENSED PATENTS OR PRODUCTS, INCLUDING ANY WARRANTY OF NONINFRINGEMENT, PATENTABILITY, MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.
SECTION 7
TERM AND TERMINATION
     7.1 Term. This Agreement shall commence upon the Restatement Effective Date and shall remain in effect until the expiration of the last to expire of the Archemix Licensed Patents, Archemix Patents, Other Archemix Patent Rights, SomaLogic Licensed Patents, SomaLogic Patents, and/or Other SomaLogic Patent Rights unless it is earlier terminated in accordance with this Section 7 (the “Term”).
     7.2 Termination for Material Breach. Failure by a Party (the “Breaching Party”) to comply with any of its material obligations contained herein (a “Default”) shall entitle the Party that is not in Default (the “Terminating Party”), subject to the notice, cure and dispute resolution provisions set forth or referenced in this Section 7.2, to either: (i) terminate this Agreement in its entirety as provided in Section 7.3.1 or (ii) terminate the rights, licenses and options granted hereunder to the Party in Default as provided for in Section 7.3.2. Upon a Default, the Terminating Party shall give notice to the Breaching Party specifying the nature of the Default, demanding that it cure such Default, and stating its intention to terminate this Agreement if such Default is not cured. If such Default is not cured, or action undertaken that will cure such Default within [***] days after the receipt of such notice, then the Terminating Party shall be entitled, without prejudice to any other rights conferred on it by this Agreement, and in addition to any other remedies available to it by law or in equity, to terminate this Agreement; provided, however, that any right to terminate this Agreement shall be stayed in the event that, during such [***] day period, the Breaching Party shall have initiated dispute resolution in accordance with Section 10.6 hereof with respect to the alleged Default.
     7.3 Consequences of Termination.
          7.3.1 Termination of this Agreement. Upon Default of this Agreement, subject to Section 7.2 above, the Terminating Party may choose to terminate this Agreement in its entirety. Upon such a termination, all rights and licenses conferred or granted hereunder shall terminate, subject to those obligations which survive termination as set forth in Section 7.7.
          7.3.2 Partial Termination. Upon Default of this Agreement, subject to Section 7.2 above, the Terminating Party may choose to terminate this Agreement in part as set forth herein. Upon such a partial termination, all rights, licenses and options granted to the Breaching Party hereunder shall terminate and the Agreement shall, in all other respects (including without limitation, the Terminating Party’s obligation to make payments hereunder if any) continue in full force and effect in accordance with its terms.
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

     7.4 Termination by Mutual Agreement. At any time, the Parties may agree in writing to terminate this Agreement, which termination shall be effective as of the date agreed upon by the Parties.
     7.5 Termination Upon Insolvency. This Agreement may be terminated by either Party upon notice to the other Party should such other Party: (i) consent to the appointment of a receiver or a general assignment for the benefit of creditors, or (ii) file or consent to the filing of a petition under any bankruptcy or insolvency law or have any such petition filed against it which has not been stayed within [***] days of such filing.
     7.6 Rights in Bankruptcy. All rights and licenses granted under or pursuant to this Agreement are, and shall otherwise be deemed to be, for purposes of Section 365(n) of the U.S. Bankruptcy Code, licenses of right to “intellectual property” as defined under Section 101 of the U.S. Bankruptcy Code.
     7.7 Unilateral Right to Terminate. If the Restatement Effective Date does not occur on or before [***] business days from the Restatement Execution Date, either Party may terminate this Agreement immediately upon written notice to the other Party.
     7.8 Accrued Rights; Surviving Obligations. Termination of this Agreement for any reason shall be without prejudice to any rights that shall have accrued to the benefit of a Party prior to or on account of such termination. All remedies provided hereunder or elsewhere are cumulative. Sections 2.8.2, 2.16.2, 3.6, 3.9, 4, 7.3, 7.8, 8, 9.1(d), 10.4, 10.5, 10.6, 10.10, 10.13, and 10.14 of this Agreement shall survive the termination of this Agreement for any reason and, Section 1 hereof shall survive such termination to the extent any terms defined therein are used in such other surviving provisions.
SECTION 8
INSURANCE; INDEMNITY
     8.1 Insurance. Each Party shall maintain in full force and effect general liability insurance coverage, with terms comparable to those maintained by other similarly-situated biomedical companies engaged in similar activities, during the Term and for an additional period of [***] years thereafter. The amounts of insurance coverage required under this Section 8.1 shall not be construed to create a limit of the other Party’s liability with respect to its indemnification obligation under Section 8 or under any other provision of this Agreement.
     8.2 Indemnification. Subject to Section 8.3 below, from and after the Restatement Effective Date, except as otherwise herein specifically provided, each of the Parties hereto shall defend, indemnify and hold harmless the other Party and its successors and assigns, and their respective officers, directors, shareholders, partners and employees from and against all losses, damage, liability and expense including legal fees (but excluding punitive or consequential damages (including lost profits)) (“Losses”) incurred thereby or caused thereto arising out of or relating to (i) any breach or violation of, or failure to properly perform, any covenant or agreement made by such Indemnifying Party (as defined in Section 8.3) in this Agreement, unless waived in writing by the Indemnified Party (as defined in Section 8.3); (ii) any breach of any of the representations or warranties made by such Indemnifying Party in this Agreement;
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

(iii) the gross negligence or willful misconduct of the Indemnifying Party and (iv) product liability arising out of the manufacture, use, sale or importation of any product by the Indemnifying Party or an Affiliate or sublicensee of such Indemnifying Party.
     8.3 Indemnification Procedure. If either Archemix or SomaLogic (in each case an “Indemnified Party”) receives any written claim which it believes is the subject of indemnity hereunder by the other Party (in each case an “Indemnifying Party”) the Indemnified Party shall, as soon as reasonably practicable after forming such belief, give notice thereof to the Indemnifying Party, including full particulars of such claim to the extent known to the Indemnified Party; provided, however, that the failure to give timely notice to the Indemnifying Party as contemplated hereby shall not release the Indemnifying Party from any liability to the Indemnified Party except to the extent the Indemnifying Party can demonstrate that such failure materially prejudiced the rights of the Indemnifying Party. The Indemnifying Party shall have the right, by prompt notice to the Indemnified Party, to assume the defense of such claim with counsel reasonably satisfactory to the Indemnified Party, and at the cost of the Indemnifying Party. If the Indemnifying Party does not so assume the defense of such claim, the Indemnified Party may assume such defense with counsel of its choice at the sole expense of the Indemnifying Party. If the Indemnifying Party so assumes such defense, the Indemnified Party may participate therein through counsel of its choice, but the cost of such counsel shall be borne solely by the Indemnified Party.
     8.4 Assistance. The Party not assuming the defense of any such claim shall render all reasonable assistance to the Party assuming such defense, and all out-of-pocket costs of such assistance shall be borne solely by the Indemnifying Party.
     8.5 Settlement. No such claim shall be settled other than by the Party defending the same, and then only with the consent of the other Party, which shall not be unreasonably withheld; provided, however, that the Indemnified Party shall have no obligation to consent to any settlement of any such claim which imposes on the Indemnified Party any liability or obligation which cannot be assumed and performed in full by the Indemnifying Party.
     8.6 Limitation on Losses. IN NO EVENT SHALL ANY PARTY OR ANY OF THEIR AFFILIATES BE LIABLE FOR SPECIAL, INDIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES OF ANY OTHER PARTY, WHETHER IN CONTRACT, WARRANTY, NEGLIGENCE, TORT, STRICT LIABILITY OR OTHERWISE, ARISING OUT OF (A) THE MANUFACTURE, USE OR SALE OF ANY PRODUCT DEVELOPED OR MARKETED HEREUNDER OR (B) ANY BREACH OF OR FAILURE TO PERFORM ANY OF THE PROVISIONS OF THIS AGREEMENT EXCEPT TO THE EXTENT REQUIRED FOR AN INDEMNIFYING PARTY TO PROVIDE INDEMNITY TO AN INDEMNIFIED PARTY AGAINST SUCH DAMAGES PURSUANT TO SECTION 8.3 IN THE EVENT SUCH DAMAGES ARE SUCCESSFULLY ASSERTED AGAINST AN INDEMNIFIED PARTY BY A THIRD PARTY.
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

SECTION 9
REPRESENTATIONS, WARRANTIES AND COVENANTS
     9.1 Representations, Warranties and Covenants of Archemix and SomaLogic. Each Party hereby represents, warrants and covenants to the other Party as of the Restatement Effective Date as follows:
          (a) Such Party has the power, authority and the legal right to enter into this Agreement and to perform its obligations hereunder, and has taken all necessary action on its part required to authorize the execution and delivery of this Agreement and the performance of its obligations hereunder. This Agreement has been duly executed and delivered by an authorized officer of such Party and constitutes a legal, valid, binding obligation of such Party and is enforceable against it in accordance with its terms subject to the effects of bankruptcy, insolvency, or other laws of general application affecting the enforcement of creditor rights and judicial principles affecting the availability of specific performance and general principles of equity, whether enforceability is considered a proceeding at law or equity.
          (b) The execution and delivery of this Agreement and the performance of such Party’s obligations hereunder do not conflict with or violate any requirement of applicable law or regulation or any provision of articles of incorporation, bylaws or limited partnership agreement of such Party, as applicable, in any material way, and do not conflict with, violate, or breach or constitute a default or require any consent under, any contractual obligation or court or administrative order by which such Party is bound.
          (c) Such Party is a legally organized entity and in good standing under the laws of the state of its incorporation, and has full power and authority and the legal right to own and operate its property and assets and to carry on its business as it is now being conducted and as it is contemplated to be conducted by this Agreement.
          (d) EXCEPT AS EXPRESSLY SET FORTH IN THIS AGREEMENT, THE PARTIES DISCLAIM ALL WARRANTIES WHATSOEVER, EITHER EXPRESS OR IMPLIED, INCLUDING WARRANTIES AS TO THE MERCHANTABILITY, OR FITNESS FOR A PARTICULAR PURPOSE.
     9.2 Additional Covenants of SomaLogic. SomaLogic hereby covenants and agrees that (a) on or before [***] business days from the Restatement Execution Date, it shall enter into an amendment to the EC Technology License Agreement in form and substance reasonably acceptable to Archemix (the “EC License Amendment”) and provide Archemix with a copy of the EC License Amendment, as so executed; (b) it shall not amend the EC License Agreement if such amendment would affect any of the rights or licenses granted to Archemix under this Agreement or terminate the EC License Agreement without, in either case, the prior written consent of Archemix, which consent shall not be unreasonably withheld; (c) it shall give not less than [***] days’ prior written notice to Archemix in the event that SomaLogic proposes to enter into any amendment to the EC License Agreement, which notice shall describe in reasonable detail the proposed amendment; and (d) it shall give prompt written notice to Archemix in the event that SomaLogic receives any notice from EC Technology LLC of any breach by
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

SomaLogic of any of the terms of the EC License Agreement or that otherwise seeks to terminate the EC License Agreement.
     9.3 Additional Covenant of Archemix. Archemix hereby covenants and agrees that it shall not during the Term of this Agreement grant a license to any Third Party to research, develop, make, have made, use, have used, sell, offer for sale, have sold, keep, import or export Aptamers that bind to [***] for use in the Manufacturing Purification Field.
     9.4 Additional Covenants of the Parties. Each of the Parties hereby covenants and agrees (a) during the period commencing on the Restatement Execution Date and continuing for [***] business days, it shall take such actions as may be reasonably necessary to finalize the exhibits to this Agreement to the reasonable acceptance of the other Party and (b) to provide the other Party with prompt written notice to the extent all the exhibits referred to in Section 9.4(a) are reasonably acceptable to such Party (each, a “Final Acceptance Notice”).
SECTION 10
MISCELLANEOUS
     10.1 Force Majeure. If the performance of any part of this Agreement by either Party, or of any obligation under this Agreement, is prevented, restricted, interfered with or delayed by reason of any cause beyond the control of the Party liable to perform (a “Force Majeure Event”), unless conclusive evidence to the contrary is provided, the Party so affected shall give written notice to the other Party within [***] days after the occurrence of such Force Majeure Event and, upon giving written notice to the other Party, be excused from such performance to the extent of such prevention, restriction, interference or delay, provided that the affected Party shall use its reasonable best efforts to avoid or remove such causes of nonperformance and shall continue performance with the utmost dispatch whenever such causes are removed. When such circumstances arise, the Parties shall discuss what, if any, modification of the terms of this Agreement may be required in order to arrive at an equitable solution. Force Majeure Events shall include, without limitation, war, revolution, invasion, insurrection, riots, mob violence, labor strikes, sabotage or other civil disorders, acts of God, or limitations imposed by laws, regulations or rules of any government or governmental agency.
     10.2 Assignment. Without the prior written consent of the other Party hereto, neither Party shall sell, transfer, assign, delegate, pledge, or otherwise dispose of, whether voluntarily, involuntarily, by operation of law or otherwise, this Agreement or any of its rights or duties hereunder; provided, however, that either Party may assign this Agreement, without the consent of the other Party, to the purchaser or successor by merger, consolidation or change of control of all or substantially all of its business or assets related to Aptamers and their use.
     10.3 Severability. In the event any provision of this Agreement shall be held illegal, void, or ineffective, then the Parties shall promptly negotiate in good faith a lawful, valid and enforceable provision that is as similar to the invalid provision as may be possible, in order to maintain the benefits and burdens accruing to the Parties hereunder, and the remaining portions hereof shall remain in full force and effect. In the event that the Parties cannot agree on a provision to replace such invalid provision, and the provision is material to a Party’s overall benefits and burdens hereunder, then the Parties shall attempt, in good faith, to amend this
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Agreement to maintain the overall balance of benefits and burdens between the Parties as set forth herein.
     10.4 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without reference to the rules of conflict of laws thereof.
     10.5 Notices. All notices or other communications that are required or permitted hereunder shall be in writing and delivered personally, sent by telecopier (and promptly confirmed by personal delivery, registered or certified mail or overnight courier), sent by nationally-recognized overnight courier or sent by registered or certified mail, postage prepaid, return receipt requested, addressed as follows:
     If to Archemix, to:
Archemix Corp.
300 Third Street
Cambridge, MA 02142
Attn: Legal
with a copy to:
Mintz, Levin, Cohn, Ferris, Glovsky and Popeo PC
One Financial Place
Boston, MA 02111
Attn: John J. Cheney, Esq.
     If to SomaLogic, to:
SomaLogic, Inc.
1775 38th Street
Boulder, CO 80301
Attn.: Legal Department
or to such other address as the Party to whom notice is to be given may have furnished to the other Party in writing in accordance herewith. Any such communication shall be deemed to have been given: (i) when delivered, if personally delivered or sent by telecopier on a business day, (ii) on the business day after dispatch, if sent by nationally-recognized overnight courier, and (iii) on the third business day following the date of mailing, if sent by registered mail. It is understood and agreed that this Section 10.5 is not intended to govern the day-to-day business communications necessary between the Parties in performing their duties, in due course, under the terms of this Agreement.
     10.6 Dispute Resolution.
          (a) Prior to engaging in any formal dispute resolution with respect to any dispute, controversy or claim arising out of or in relation to this Agreement or the breach, termination or invalidity hereof (each, a “Dispute”), the Chief Executive Officers of the Parties,
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

or their single designate, shall attempt over a period of [***] days to resolve such Dispute. Such attempt may at the request of a Party include a [***] day period of mediation by a Third Party whose selection is agreed upon by the Parties. In the event of mediation, the Parties shall bear equally the costs associated with the mediation.
          (b) Any Dispute that cannot be settled amicably by agreement of the Parties pursuant to Section 10.6(a) shall be finally settled by arbitration in accordance with the process set forth on Exhibit 10.6(b).
     10.7 Modifications. No amendment, modification, release or discharge hereof shall be binding upon the Parties unless in writing and duly executed by authorized representatives of both Parties.
     10.8 Headings. The headings used in this Agreement are intended for convenience only and shall not be considered part of the written understanding between the Parties and shall not affect the construction of this Agreement.
     10.9 Equitable Relief. Nothing in this Agreement shall preclude a Party from seeking interim or provisional relief, in the form of a temporary restraining order, preliminary injunction or other interim equitable relief concerning a dispute prior to or during an arbitration pursuant to Section 10.6 necessary to protect the interests of such Party.
     10.10 Waiver. No failure or delay on the part of either Party in the exercise of any power or right hereunder shall operate as a waiver thereof. No single or partial exercise of any right or power hereunder shall operate as a waiver of such right or of any other right or power. The waiver by either Party of a breach of any provision of this Agreement shall not operate or be construed as a waiver of any other or subsequent breach hereunder.
     10.11 Counterparts. This Agreement may be executed in two (2) or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.
     10.12 No Benefit to Third Parties. The representations, warranties, covenants and agreements set forth in this Agreement are for the sole benefit of the Parties hereto and their successors and permitted assigns, and they shall not be construed as conferring any rights on any Third Parties.
     10.13 Construction. Except where the context otherwise requires, wherever used, the singular shall include the plural, the plural the singular, the use of any gender shall be applicable to all genders and the word “or” is used in the inclusive sense. The captions of this Agreement are for convenience of reference only and in no way define, describe, extend or limit the scope or intent of this Agreement or the intent of any provision contained in this Agreement. The Parties have participated equally in the formation of this Agreement; the language of this Agreement shall not be presumptively construed against any Party.
     10.14 Entire Agreement This Agreement and the other agreements referenced herein constitutes the entire agreement between the Parties relating to the subject matter hereof and supersedes all previous writings and understandings.
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

     10.15 Compliance with Gilead Agreement. Each of SomaLogic and Archemix hereby acknowledges and agrees that this Agreement complies fully and completely with the provisions set forth in the Gilead-Archemix Agreement. All provisions of the Gilead-Archemix Agreement which are required to be included in this Agreement are hereby incorporated in this Agreement.
[Remainder of this page intentionally left blank]
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

     WITNESS WHEREOF, the Parties hereto have caused this Agreement to be executed by their duly authorized representatives as of the date first above written.

ARCHEMIX CORP.	SOMALOGIC, INC.

By:	By:

Name:	Name:

Title:	Title:

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Exhibit 1.8
Archemix Patents Rights
Archemix owned as of June 27, 2007

Mintz Ref.		Appl.
No.	Status	Number	Country	Title

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Mintz Ref.		Appl.
No.	Status	Number	Country	Title

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

2

Mintz Ref.		Appl.
No.	Status	Number	Country	Title

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

3

Mintz Ref.		Appl.
No.	Status	Number	Country	Title

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

4

Mintz Ref.		Appl.
No.	Status	Number	Country	Title

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

5

Mintz Ref.		Appl.
No.	Status	Number	Country	Title

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

6

Mintz Ref.		Appl.
No.	Status	Number	Country	Title

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

7

     Gilead licensed as of June 27, 2007-07-03

IMATTERNO	COUNTRYID	SERIALNO	PATENTNO	TITLE	STATUS

[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
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[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act

IMATTERNO	COUNTRYID	SERIALNO	PATENTNO	TITLE	STATUS

[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act

2

IMATTERNO	COUNTRYID	SERIALNO	PATENTNO	TITLE	STATUS

[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
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[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
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[***]	[***]	[***]	[***]	[***]	[***]
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[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act

3

IMATTERNO	COUNTRYID	SERIALNO	PATENTNO	TITLE	STATUS

[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
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[***]	[***]	[***]		[***]	[***]
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[***]	[***]	[***]	[***]	[***]	[***]
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[***]	[***]	[***]	[***]	[***]	[***]
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[***]	[***]	[***]	[***]	[***]	[***]
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[***]	[***]	[***]	[***]	[***]	[***]
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[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act

4

IMATTERNO	COUNTRYID	SERIALNO	PATENTNO	TITLE	STATUS

[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
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[***]	[***]	[***]	[***]	[***]	[***]
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[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act

5

IMATTERNO	COUNTRYID	SERIALNO	PATENTNO	TITLE	STATUS

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[***]	[***]	[***]	[***]	[***]	[***]
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[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act

6

IMATTERNO	COUNTRYID	SERIALNO	PATENTNO	TITLE	STATUS

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[***]	[***]	[***]	[***]	[***]	[***]
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[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act

7

IMATTERNO	COUNTRYID	SERIALNO	PATENTNO	TITLE	STATUS

[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
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[***]	[***]	[***]	[***]	[***]	[***]
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[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act

8

IMATTERNO	COUNTRYID	SERIALNO	PATENTNO	TITLE	STATUS

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[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act

9

IMATTERNO	COUNTRYID	SERIALNO	PATENTNO	TITLE	STATUS

[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]		[***]	[***]

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act

10

Exhibit 1.58
Reserved Targets
[***]
[***]

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act

11

Exhibit 1.70
SomaLogic Patent Rights
SomaLogic Owned as of June 28, 2007

IMATTERNO	COUNTRYID	STATUS	TYPE	SERIALNO	FILE	PATENTNO	ISSUE	PUBLNO	PUBL	TITLE
[***]	[***]	[***]	[***]	[***]	[***]			[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]					[***]
[***]	[***]	[***]	[***]	[***]	[***]			[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]					[***]
[***]	[***]	[***]	[***]	[***]	[***]			[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]			[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]			[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]			[***]
[***]	[***]	[***]	[***]	[***]	[***]			[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]			[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]			[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]			[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]			[***]
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

2

IMATTERNO	COUNTRYID	STATUS	TYPE	SERIALNO	FILE	PATENTNO	ISSUE	PUBLNO	PUBL	TITLE
[***]	[***]	[***]	[***]	[***]	[***]			[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]			[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]			[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]			[***]		[***]
[***]	[***]	[***]	[***]	[***]	[***]					[***]
[***]	[***]	[***]	[***]	[***]	[***]			[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]				[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]			[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]					[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]			[***]		[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]			[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]					[***]
[***]	[***]	[***]	[***]	[***]	[***]					[***]
[***]	[***]	[***]	[***]	[***]	[***]			[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]			[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]			[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]			[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]			[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]					[***]
[***]	[***]	[***]	[***]	[***]	[***]					[***]
[***]	[***]	[***]	[***]	[***]	[***]			[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]					[***]
[***]	[***]	[***]	[***]	[***]	[***]					[***]
[***]	[***]	[***]	[***]	[***]	[***]					[***]
[***]	[***]	[***]	[***]	[***]	[***]					[***]
[***]	[***]	[***]	[***]	[***]	[***]					[***]
[***]	[***]	[***]	[***]	[***]	[***]					[***]
[***]	[***]	[***]	[***]	[***]	[***]					[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]			[***]
[***]	[***]	[***]	[***]	[***]	[***]					[***]
[***]	[***]	[***]	[***]	[***]	[***]					[***]
[***]	[***]	[***]	[***]	[***]	[***]					[***]
[***]	[***]	[***]	[***]	[***]	[***]				[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]					[***]
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

3

IMATTERNO	COUNTRYID	STATUS	TYPE	SERIALNO	FILE	PATENTNO	ISSUE	PUBLNO	PUBL	TITLE
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]			[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]			[***]
[***]	[***]	[***]	[***]	[***]	[***]			[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]					[***]
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

4

Gilead licensed as of June 28, 2007

IMATTERNO	COUNTRYID	STATUS	TYPE	SERIALNO	FILE	PATENTNO	ISSUE	PUBLNO	PUBL	TITLE
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]			[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]			[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]			[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]			[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]			[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]			[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]			[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]			[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]			[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]			[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]			[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]			[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]			[***]
[***]	[***]	[***]	[***]	[***]	[***]			[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]			[***]
[***]	[***]	[***]	[***]	[***]	[***]					[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]			[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]			[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]			[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]			[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]			[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]			[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]			[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]				[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]			[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]			[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]			[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]			[***]
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

IMATTERNO	COUNTRYID	STATUS	TYPE	SERIALNO	FILE	PATENTNO	ISSUE	PUBLNO	PUBL	TITLE
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]			[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]			[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]			[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]			[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]			[***]
[***]	[***]	[***]	[***]	[***]	[***]			[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]			[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]			[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]			[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]			[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]			[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]			[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]			[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]			[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]			[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]			[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]				[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]					[***]
[***]	[***]	[***]	[***]	[***]	[***]					[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]					[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]			[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]			[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]			[***]
[***]	[***]	[***]	[***]	[***]	[***]				[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]					[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]			[***]	[***]	[***]
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

2

IMATTERNO	COUNTRYID	STATUS	TYPE	SERIALNO	FILE	PATENTNO	ISSUE	PUBLNO	PUBL	TITLE
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]			[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]			[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]			[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]			[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]			[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]			[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]			[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]			[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]			[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]			[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]			[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]			[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]			[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]			[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]			[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]			[***]
[***]	[***]	[***]	[***]	[***]	[***]					[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]			[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]			[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]			[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]			[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]			[***]
[***]	[***]	[***]	[***]	[***]	[***]			[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]			[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]			[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]			[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]			[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]			[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]			[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]			[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]			[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]			[***]
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

3

IMATTERNO	COUNTRYID	STATUS	TYPE	SERIALNO	FILE	PATENTNO	ISSUE	PUBLNO	PUBL	TITLE
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]			[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]			[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]			[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]			[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]			[***]
[***]	[***]	[***]	[***]	[***]	[***]				[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]			[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]			[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]			[***]
[***]	[***]	[***]	[***]	[***]	[***]			[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]					[***]
[***]	[***]	[***]	[***]	[***]	[***]			[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]					[***]
[***]	[***]	[***]	[***]	[***]	[***]			[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]				[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]			[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]			[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]			[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]			[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]			[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]			[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]			[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]			[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]			[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]					[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]			[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]			[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]			[***]
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

4

IMATTERNO	COUNTRYID	STATUS	TYPE	SERIALNO	FILE	PATENTNO	ISSUE	PUBLNO	PUBL	TITLE
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]			[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]			[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]			[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]			[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]			[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]			[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]			[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]			[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]			[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]			[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]			[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]			[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]			[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]			[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]			[***]
[***]	[***]	[***]	[***]	[***]	[***]			[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]			[***]
[***]	[***]	[***]	[***]	[***]	[***]			[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]			[***]
[***]	[***]	[***]	[***]	[***]	[***]					[***]
[***]	[***]	[***]	[***]	[***]	[***]			[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]			[***]
[***]	[***]	[***]	[***]	[***]	[***]					[***]
[***]	[***]	[***]	[***]	[***]	[***]			[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]				[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]			[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]			[***]
[***]	[***]	[***]	[***]	[***]	[***]			[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]			[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]			[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]			[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]			[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]			[***]
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

5

IMATTERNO	COUNTRYID	STATUS	TYPE	SERIALNO	FILE	PATENTNO	ISSUE	PUBLNO	PUBL	TITLE
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]			[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]			[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]			[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]					[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]			[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]			[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]			[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]			[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]			[***]
[***]	[***]	[***]	[***]	[***]	[***]				[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]			[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]			[***]
[***]	[***]	[***]	[***]	[***]	[***]				[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]			[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]					[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]			[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]			[***]
[***]	[***]	[***]	[***]	[***]	[***]					[***]
[***]	[***]	[***]	[***]	[***]	[***]			[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]			[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]			[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]			[***]
[***]	[***]	[***]	[***]	[***]	[***]				[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]			[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]			[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]			[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]			[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]			[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]			[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]			[***]
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

6

IMATTERNO	COUNTRYID	STATUS	TYPE	SERIALNO	FILE	PATENTNO	ISSUE	PUBLNO	PUBL	TITLE
[***]	[***]	[***]	[***]	[***]	[***]			[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]			[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]			[***]
[***]	[***]	[***]	[***]	[***]	[***]			[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]					[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]			[***]
[***]	[***]	[***]	[***]	[***]	[***]			[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]				[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]			[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]			[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]			[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]			[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]			[***]
[***]	[***]	[***]	[***]	[***]	[***]					[***]
[***]	[***]	[***]	[***]	[***]	[***]					[***]
[***]	[***]	[***]	[***]	[***]	[***]			[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]			[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]			[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]			[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]			[***]
[***]	[***]	[***]	[***]	[***]	[***]			[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]				[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]			[***]
[***]	[***]	[***]	[***]	[***]	[***]			[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]				[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]			[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]			[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]			[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]			[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]			[***]
[***]	[***]	[***]	[***]	[***]	[***]			[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]					[***]
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

7

IMATTERNO	COUNTRYID	STATUS	TYPE	SERIALNO	FILE	PATENTNO	ISSUE	PUBLNO	PUBL	TITLE
[***]	[***]	[***]	[***]	[***]	[***]				[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]				[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]			[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]			[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]			[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]				[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]			[***]
[***]	[***]	[***]	[***]	[***]	[***]					[***]
[***]	[***]	[***]	[***]	[***]	[***]					[***]
[***]	[***]	[***]	[***]	[***]	[***]				[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]				[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]			[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]			[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]			[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]			[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]			[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]			[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]			[***]
[***]	[***]	[***]	[***]	[***]	[***]				[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]			[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]			[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]			[***]
[***]	[***]	[***]	[***]	[***]	[***]				[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]			[***]
[***]	[***]	[***]	[***]	[***]	[***]					[***]
[***]	[***]	[***]	[***]	[***]	[***]			[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]				[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]					[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]					[***]
[***]	[***]	[***]	[***]	[***]	[***]				[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]				[***]	[***]
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

8

IMATTERNO	COUNTRYID	STATUS	TYPE	SERIALNO	FILE	PATENTNO	ISSUE	PUBLNO	PUBL	TITLE
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]			[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]			[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]			[***]
[***]	[***]	[***]	[***]	[***]	[***]			[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]			[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]			[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]				[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]			[***]
[***]	[***]	[***]	[***]	[***]	[***]					[***]
[***]	[***]	[***]	[***]	[***]	[***]					[***]
[***]	[***]	[***]	[***]	[***]	[***]				[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]			[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]					[***]
[***]	[***]	[***]	[***]	[***]	[***]			[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]			[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]			[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]			[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]			[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]			[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]			[***]
[***]	[***]	[***]	[***]	[***]	[***]				[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]			[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]			[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]			[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]			[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]			[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]			[***]
[***]	[***]	[***]	[***]	[***]	[***]				[***]	[***]
[***]	[***]	[***]	[***]	[***]						[***]
[***]	[***]	[***]	[***]	[***]	[***]					[***]
[***]	[***]	[***]	[***]	[***]	[***]			[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]		[***]	[***]
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

9

IMATTERNO	COUNTRYID	STATUS	TYPE	SERIALNO	FILE	PATENTNO	ISSUE	PUBLNO	PUBL	TITLE
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]			[***]
[***]	[***]	[***]	[***]	[***]	[***]					[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]			[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]			[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]			[***]
[***]	[***]	[***]	[***]	[***]	[***]					[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]			[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]			[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]			[***]
[***]	[***]	[***]	[***]	[***]	[***]					[***]
[***]	[***]	[***]	[***]	[***]	[***]			[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]			[***]
[***]	[***]	[***]	[***]	[***]	[***]					[***]
[***]	[***]	[***]	[***]	[***]	[***]					[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]			[***]
[***]	[***]	[***]	[***]	[***]	[***]					[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]			[***]
[***]	[***]	[***]	[***]	[***]	[***]					[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]			[***]
[***]	[***]	[***]	[***]	[***]	[***]					[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]			[***]
[***]	[***]	[***]	[***]	[***]	[***]					[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]			[***]
[***]	[***]	[***]	[***]							[***]
[***]	[***]	[***]	[***]	[***]	[***]					[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]			[***]
[***]	[***]	[***]	[***]	[***]	[***]					[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]			[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]			[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]			[***]
[***]	[***]	[***]	[***]	[***]	[***]					[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]			[***]
[***]	[***]	[***]	[***]	[***]	[***]					[***]
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

10

IMATTERNO	COUNTRYID	STATUS	TYPE	SERIALNO	FILE	PATENTNO	ISSUE	PUBLNO	PUBL	TITLE
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]			[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]			[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]			[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]				[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]			[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]			[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]			[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]			[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]			[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]						[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]			[***]
[***]	[***]	[***]	[***]	[***]	[***]					[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]			[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]			[***]
[***]	[***]	[***]	[***]	[***]	[***]					[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]					[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]			[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]			[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]			[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]			[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]			[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]			[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]			[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]			[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]			[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]			[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]				[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]			[***]
[***]	[***]	[***]	[***]	[***]	[***]					[***]
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

11

IMATTERNO	COUNTRYID	STATUS	TYPE	SERIALNO	FILE	PATENTNO	ISSUE	PUBLNO	PUBL	TITLE
[***]	[***]	[***]	[***]	[***]	[***]				[***]	[***]
[***]	[***]	[***]	[***]	[***]					[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]			[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]			[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]				[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]					[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]			[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]			[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]			[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]		[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]			[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]			[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]			[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]			[***]
[***]	[***]	[***]	[***]	[***]	[***]			[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]			[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]			[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]			[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]			[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]			[***]
[***]	[***]	[***]	[***]	[***]	[***]			[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]			[***]
[***]	[***]	[***]	[***]	[***]	[***]					[***]
[***]	[***]	[***]	[***]	[***]	[***]				[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]				[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]			[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]			[***]	[***]	[***]
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

12

IMATTERNO	COUNTRYID	STATUS	TYPE	SERIALNO	FILE	PATENTNO	ISSUE	PUBLNO	PUBL	TITLE
[***]	[***]	[***]	[***]	[***]	[***]			[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]			[***]
[***]	[***]	[***]	[***]	[***]	[***]					[***]
[***]	[***]	[***]	[***]	[***]	[***]					[***]
[***]	[***]	[***]	[***]	[***]	[***]				[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]				[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]			[***]
[***]	[***]	[***]	[***]	[***]	[***]					[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]			[***]
[***]	[***]	[***]	[***]	[***]	[***]			[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]			[***]
[***]	[***]	[***]	[***]	[***]	[***]					[***]
[***]	[***]	[***]	[***]	[***]	[***]					[***]
[***]	[***]	[***]	[***]	[***]	[***]				[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]			[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]			[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]			[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]			[***]
[***]	[***]	[***]	[***]	[***]	[***]			[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]					[***]
[***]	[***]	[***]	[***]	[***]	[***]					[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]			[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]					[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]			[***]
[***]	[***]	[***]	[***]	[***]	[***]				[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]					[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]					[***]
[***]	[***]	[***]	[***]	[***]	[***]			[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]				[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]					[***]
[***]	[***]	[***]	[***]	[***]	[***]					[***]
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

13

IMATTERNO	COUNTRYID	STATUS	TYPE	SERIALNO	FILE	PATENTNO	ISSUE	PUBLNO	PUBL	TITLE
[***]	[***]	[***]	[***]	[***]	[***]					[***]
[***]	[***]	[***]	[***]	[***]	[***]				[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]			[***]
[***]	[***]	[***]	[***]	[***]	[***]					[***]
[***]	[***]	[***]	[***]	[***]	[***]					[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]			[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]					[***]
[***]	[***]	[***]	[***]	[***]	[***]				[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]			[***]
[***]	[***]	[***]	[***]	[***]	[***]			[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]					[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]			[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]			[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]			[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]			[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]			[***]
[***]	[***]	[***]	[***]	[***]	[***]					[***]
[***]	[***]	[***]	[***]	[***]	[***]					[***]
[***]	[***]	[***]	[***]	[***]	[***]					[***]
[***]	[***]	[***]	[***]	[***]	[***]				[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]			[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]			[***]
[***]	[***]	[***]	[***]	[***]	[***]			[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]			[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]			[***]
[***]	[***]	[***]	[***]	[***]	[***]					[***]
[***]	[***]	[***]	[***]	[***]	[***]				[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]				[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]			[***]	[***]	[***]
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

14

IMATTERNO	COUNTRYID	STATUS	TYPE	SERIALNO	FILE	PATENTNO	ISSUE	PUBLNO	PUBL	TITLE
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]		[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]			[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]			[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]					[***]
[***]	[***]	[***]	[***]	[***]	[***]					[***]
[***]	[***]	[***]	[***]	[***]	[***]				[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]			[***]	[***]	[***]
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

15

Exhibit 1.73
SomaLogic EC Patents
As of June 28, 2007

IMATTERNO	COUNTRYID	STATUS	TYPE	SERIALNO	FILE	PATENTNO	ISSUE	PUBLNO	PUBL	TITLE
[***]	[***]	[***]	[***]	[***]	[***]			[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]			[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]			[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]			[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]			[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]			[***]
[***]	[***]	[***]	[***]	[***]	[***]					[***]
[***]	[***]	[***]	[***]	[***]	[***]					[***]
[***]	[***]	[***]	[***]	[***]	[***]					[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]			[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]			[***]
[***]	[***]	[***]	[***]	[***]	[***]					[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]			[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]			[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]			[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]			[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]			[***]
[***]	[***]	[***]	[***]	[***]	[***]					[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]			[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]			[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]			[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]			[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]			[***]
[***]	[***]	[***]	[***]	[***]	[***]					[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]			[***]
[***]	[***]	[***]	[***]	[***]	[***]					[***]
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

IMATTERNO	COUNTRYID	STATUS	TYPE	SERIALNO	FILE	PATENTNO	ISSUE	PUBLNO	PUBL	TITLE
[***]	[***]	[***]	[***]	[***]	[***]					[***]
[***]	[***]	[***]	[***]	[***]	[***]					[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]			[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]			[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]			[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]			[***]
[***]	[***]	[***]	[***]	[***]	[***]					[***]
[***]	[***]	[***]	[***]	[***]	[***]					[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]				[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]				[***]
[***]	[***]	[***]	[***]	[***]		[***]				[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]				[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]				[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]				[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]				[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]				[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]				[***]
[***]	[***]	[***]	[***]	[***]	[***]			[***]		[***]
[***]	[***]	[***]	[***]	[***]	[***]					[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]			[***]
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

2

Exhibit 2.8.1(a)
Archemix Third Party Agreements
     The License Agreement between Gilead Sciences, Inc. and Archemix Corp., dated October 23, 2001.
     Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Exhibit 2.8.1(b)
SomaLogic Third Party Agreements
The License, Assignment and Sale Agreement by and among SomaLogic, Inc., Gilead Sciences, Inc. and University Technology Corporation dated November 11, 1999, as amended on January 13, 2004.
The License Agreement between SomaLogic, Inc. and [***] dated June 14, 2004, as amended on June 29, 2007.
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Exhibit 10.6(b)
Dispute Resolution for Disputes under Section 10.6(b)
     A. Any arbitration commenced pursuant to Section 10.6(b) above will be conducted in accordance with the following rules:
     (1) In the event that either Party (the “Complaining Party”) notifies the other (the “Defending Party”) in writing that it believes that the Defending Party is acting in violation of this Agreement, and in that notification states with reasonable particularity the nature of such alleged violation, the Parties will then cooperate in an expedited arbitration proceeding in which the merits of such allegation are determined.
     (2) Immediately upon receipt of the above-mentioned notification, the Parties will confer and seek to agree upon a single arbitrator who is available to hear and decide the merits of the alleged violation within the time frame set forth herein. If such agreement is not reached within [***] days of said notification, the Parties will, on the first business day following, the expiration of such [***] days, jointly request in writing, sent immediately by facsimile, that the Chicago, Illinois office of the American Arbitration Association (“AAA“) select an arbitrator within [***] days who the AAA believes, in its sole discretion, is qualified and sufficiently available to decide the matters in issue and to do so within the time frame set forth herein. If either Party fails to join in such joint request the other Party shall have the right to make such request on behalf of both Parties.
     (3) Within [***] days following the designation of the arbitrator, the Complaining Party shall serve, by immediate facsimile, upon the Defending Party and the arbitrator, its factual and legal submission, together with all documents it wishes to be considered by the arbitrator, in support of its claim that the Defending Party is acting in violation of this Agreement.
     (4) Within [***] days following the service of the submission referred to in sub-subsection (3) above, the Defending Party shall serve, by immediate facsimile, upon the Complaining Party, its factual and legal submission together with all documents it wishes to be considered by the arbitrator, in opposition to the Complaining Party’s allegations.
     (5) Within [***] days after service of the Defending Party’s submission, either Party may request from the other Party any specifical1y identified document in the other Party’s possession which the requesting Party believes is relevant and important for the arbitrator to consider in deciding the case. Within [***] days after receiving such request, the other Party shall either provide the requested documents or notify the requesting Party and arbitrator that it opposes the request or some part thereof, in which case the arbitrator shall hold
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

a conference call with the Parties within [***] days, hear the Parties’ arguments, and decide and provide the Parties with a copy of a written decision, under the general principles followed in AAA proceedings, within [***] days, what documents must be provided. Within [***] days after such decision by the arbitrator, all documents required to be produced shall be delivered to the requesting Party. In the event of a Party’s failure to make timely production of documents pursuant to the arbitrator’s ruling, the arbitrator shall have discretion to disallow or limit the claim or defense of that Party.
     (6) Within [***] days after production of all documents by the Parties as provided for herein, the arbitrator shall request, by facsimile to the Parties, any further factual or legal information from the Parties he/she believes to be necessary to decide the matters in issue. The Parties shall provide such information to the arbitrator and to each other within [***] days of said request.
     (7) Within [***] days after the completion of document production, the arbitrator shall hold a hearing at a location of the arbitrator’s choosing in Chicago. The length of such hearing, the number of witnesses, the number of documents to be considered, and all other aspects of such hearing shall be determined by the arbitrator such that such hearing does not last for more than ten (10) days, including weekends.
     (8) Within [***] days after the close of the hearing, either Party may submit to the arbitrator, with service upon the other, further written arguments based upon evidence heard at the hearing.
     (9) Within [***] days after the close of the hearing, the arbitrator shall render her/his written decision, sent by facsimile to the Parties, on all issues submitted for decision. The arbitrator shall state briefly the facts and reasons for such decision.
     (10) Within [***] days after receiving the decision, either Party may submit a request to the arbitrator, with service by facsimile on the other Party, for reconsideration of the decision, setting forth all factual and legal arguments in support of such request. Within [***] days thereafter, the other Party may submit to the arbitrator, with service by facsimile on the other Party, an opposition or other response to the request.
     (11) Within [***] days after receipt of any such requests for reconsideration and responses thereto, the arbitrator shall render her/his decision as to such request and a final ruling on the merits of all claims heard in the arbitration. This decision will be final and binding upon the Parties as to all issues decided in the arbitration, subject only to judicial review under the Federal Arbitration Act.
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

2

     (12) The Parties shall pay promptly and in equal shares all expenses of the arbitration as assessed by the arbitrator and/or the AAA.
     (13) In addition to the specific powers and responsibilities set forth herein, the arbitrator shall have all powers and discretion customarily exercised in arbitrations under the Commercial Rules of the AAA.
     B. If either Party hereto wishes to have an interpretation as to whether a particular action or proposed action would violate this Agreement, such Party may commence an arbitration to determine whether such action would constitute a violation. Any arbitration commenced pursuant to this section B will be conducted in accordance with the following rules:
     (1) In the event a Complaining Party wishes to obtain a declaratory ruling in arbitration as to whether a particular action or proposed action would violate this Agreement, the Complaining Party shall notify the Defending Party and in that notification state with reasonable particularity the nature of the issue raised and the declaratory ruling sought, and the Parties will then cooperate in an expedited arbitration proceeding in which the merits of such declaratory relief are determined.
     (2) Immediately upon receipt of the above-mentioned notification, the Parties will confer and seek to agree upon a single arbitrator who is available to hear and decide the merits of the declaratory relief requested within the time frame set forth herein. If such agreement is not reached within [***] days after said notification, the Parties will, on the first business day following the expiration of such [***] days, jointly request in writing, sent immediately by facsimile, that the Chicago office of the AAA select an arbitrator within [***] days who the AAA believes, in its sole discretion, is qualified and sufficiently available to decide the matters in issue and to do so within the time frame set forth herein. If either Party fails to join in such joint request, the other Party shall have the right to make such request on behalf of both Parties.
     (3) Within [***] days following the designation of the arbitrator, the Complaining Party shall serve, by immediate facsimile, upon the Defending Party and the arbitrator, its factual and legal submission, together with all documents it wishes to be considered by the arbitrator, in support of the declaratory relief requested.
     (4) Within [***] days following the service of the submission referred to in sub-subsection (3) above, the Defending Party shall serve, by immediate facsimile, upon the Complaining Party, its factual and legal submission together with all documents it wishes to be considered by the arbitrator, in opposition to the Complaining Party’s allegations.
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

3

     (5) Within [***] days after the service of the Defending Party’s submission, the arbitrator shall hold a hearing at a location of the arbitrator’s choosing in Chicago. The length of such hearing, the number of witnesses, the number of documents to be considered, and all other aspects of such hearing shall be determined by the arbitrator such that such hearing does not last for more than ten (10) days, including weekends.
     (6) Within [***] days after the close of the hearing, either Party may submit to the arbitrator, with service upon the other, further written arguments based upon evidence heard at the hearing.
     (7) Within [***] days after the close of the hearing, the arbitrator shall render her/his written decision, sent by facsimile to the Parties, on all issues submitted for decision. The arbitrator shall state briefly the facts and reasons for such decision.
     (8) Within [***] days after receiving the decision, either Party may submit a request to the arbitrator, with service by facsimile on the other Party, for reconsideration of the decision, setting forth all factual and legal arguments in support of such request. Within [***] days thereafter, the other Party may submit to the arbitrator, with service by facsimile on the other Party, an opposition or other response to the request.
     (9) Within [***] days after receipt of any such requests for reconsideration and responses thereto, the arbitrator shall render her/his decision as to such request and a final ruling on the merits of all claims heard in the arbitration. This decision will be final and binding upon the Parties as to all issues decided in the arbitration, subject only to judicial review under the Federal Arbitration Act.
     (10) The Parties shall pay promptly and in equal shares all expenses of the arbitration as assessed by the arbitrator and/or the AAA.
     (11) In addition to the specific powers and responsibilities set forth herein, the arbitrator shall have all powers and discretion customarily exercised in arbitrations under the Commercial Rules of the AAA.
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

4

Exhibit 2.12(a)
MATERIALS TRANSFER AGREEMENT — SOMALOGIC TO ARCHEMIX
          This Agreement is made as of                      by and between SomaLogic, Inc., a Delaware corporation with its principal place of business located at 1775 38th Street, Boulder, CO 80301 (“SomaLogic”) and Archemix Corp., having its principal place of business at 300 Third Street, Cambridge, Massachusetts 02142 (“Archemix”). SomaLogic and Archemix may each be referred to herein individually as a “Party” and collectively as the “Parties”.
          WHEREAS, SomaLogic is the owner of the materials (“Materials”) and all rights, title and interest therein; and
          WHEREAS, Archemix has an interest in evaluating the suitability of the Materials for therapeutic applications (either as a therapeutic agent directly or with modifications to be introduced later by Archemix);
          WHEREAS, SomaLogic desires to transfer and Archemix desires to receive the Materials for the purpose of conducting Research.
          NOW, THEREFORE, in consideration of the mutual covenants and conditions contained herein, the parties agree as follows with respect to access to and use of the Materials:
          1. Materials. “Materials” shall mean aptamers identified by SomaLogic.
          2. Research. “Research” means some or all of the following experiments to determine an aptamer’s suitability for further development. Additional testing, including experimental efforts to deduce the chemical composition and/or sequence of the aptamer, are specifically prohibited.
a)	Aptamer affinity. The [***] of the aptamer for its [***] will be [***] through a [***] in which [***] is combined with a known [***] of the aptamer [***] and the [***] aptamer [***] to the [***]. By [***] the [***], aptamer [***] for the [***] will be [***]. [***], aptamer [***] will be [***] and a [***] used to [***] aptamer. [***] will be [***] the [***] of the aptamer for [***] in its [***] (i.e., [***].

b)	Aptamer specificity. Using [***] described above, Archemix will test the aptamer for [***] to both [***] and [***]. For example, [***] to [***] will be [***] to [***] the aptamer is likely to [***] in [***]. [***] to [***] and [***] will be [***] to [***] the [***] for [***] that could translate into either [***] or [***]. [***] to the [***] used in SELEX may be [***] if [***] to the [***] is [***] (and to thereby show [***] of the [***] is [***]). [***] to [***] may be
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

[***] to [***] the [***] that might [***] (e.g., if aptamer [***] is likely to [***] for [***] with the [***].
c)	Activity in biochemical functional assays. The [***] of the aptamer to [***] the [***] of the [***] will be [***] using [***]. For [***] with [***] may be [***] using an [***] in which [***] is [***] and [***] in the [***] of either [***] are [***]. For [***] that [***] with another [***] its [***] (e.g., as a [***]), the aptamer will be [***] the [***] to [***] this [***] under [***]. Most commonly, this will be done [***] a [***] in which [***] is [***] to a [***] and the other [***] using an [***].

d)	Activity in cellular functional assays. The [***] of the aptamer to [***] the [***] of the [***] will be [***] using [***]. For [***] that [***] with another [***] its [***] (e.g., as a [***]) where one of the [***] is [***] the [***] of a [***], the aptamer will be [***] the [***] to [***] this [***] that [***] the [***] on the [***]. Most commonly this will be done [***] a [***] in which [***] is [***] a [***]. For [***] in [***] in the [***] may be [***]. For example, [***] of [***] may be [***] using [***] of [***]. Alternatively, [***] in which [***] of a [***] is [***] the [***] of a [***] may be [***] the [***] or [***] of the aptamer.

e)	Secondary pharmacology. The [***] of the aptamer to [***] through its [***] with [***] to [***] (e.g., [***], and [***]) will be [***] using [***] (e.g., [***]).
          3. Transfer of Materials. Subject to the provisions of this Agreement, SomaLogic shall transfer to Archemix the Materials as specified below and hereby grants to Archemix a non-exclusive, royalty-free license to use the intellectual property rights embodied in the Materials for the purpose of enabling Archemix to conduct Research. Archemix acknowledges that this Agreement conveys no other rights of any sort with respect to the Materials or the intellectual property rights embodied therein and that SomaLogic shall not be obligated by this Agreement to provide any such rights in the future.
SomaLogic will provide Archemix with enough Material to complete the experimental program outlined above. In no case, however, will SomaLogic be obligated to provide more than [***] of aptamer for initial testing. Material will be provided as a [***] or [***] in purified form suitable for in vitro testing [***] and/or [***] into [***]. Material will be provided together with a Certificate of Analysis indicating the purity of the material and the method used to determine its purity. If significant concentrations of major contaminants are known (e.g., primers or NTPs used for enzymatic synthesis) they will be identified in the Certificate of Analysis. The aptamer will be provided with a [***] such that subsequent [***] can be achieved.
Where possible, SomaLogic will provide Archemix with the applicable target protein in its unmodified form as well as with any modified forms (e.g., biotinylated) used for the
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

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SELEX experiment. If the target is commercially available, SomaLogic will provide information on the source and it will be Archemix’s responsibility to obtain the target from the commercial supplier.
          4. Publication. Archemix agrees to acknowledge SomaLogic as the source of the Materials in any publication reporting on Archemix’s use thereof.
          5. Confidentiality Obligations of Archemix. Archemix acknowledges that the Materials (and the intellectual property rights embodied therein) are considered proprietary to SomaLogic and hereby covenants that it and each of its employees shall receive and hold the Materials in trust and confidence. Archemix shall use reasonable efforts to protect the confidentiality of the Materials, including efforts commensurate with those employed by Archemix for the protection of its own proprietary information. Archemix shall restrict disclosure of the Materials to those of its employees who in Archemix’s judgment have a need to use the Materials for the purposes authorized under Section 2. Archemix has and will maintain an appropriate arrangement with each of its employees provided access to the Materials, sufficient to enable Archemix to comply with the provisions of this Agreement. Archemix shall not transmit or otherwise provide access to the Materials by any third party without the prior written consent of SomaLogic.
          6. Disclaimer. Archemix accepts the Materials with the knowledge that they are experimental in nature and hereby covenants to comply with all applicable laws and regulations relating to the handling, use, storage and disposal of such Materials. SOMALOGIC MAKES NO WARRANTIES, EXPRESS OR IMPLIED, INCLUDING THE WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE AND HEREBY DISCLAIMS SAME. SOMALOGIC MAKES NO EXPRESS OR IMPLIED WARRANTY THAT THE MATERIALS DO NOT INFRINGE PATENTS OR OTHER PROPRIETARY RIGHTS OF THIRD PARTIES AND HEREBY DISCLAIMS THE SAME.
          7. Waiver. Archemix hereby waives any claims that might arise against SomaLogic relating to the Materials (other than claims that arise out of SomaLogic’s negligence with respect to identification or delivery of the Materials) and hereby covenants and agrees that it shall indemnify and hold SomaLogic and its affiliates, trustees, officers, medical staff, employees and agents (and their respective successors, heirs and assigns) harmless against any cost, damage, liability, loss or expense (including reasonable attorney’s fees and litigation expenses) incurred by or imposed upon them in connection with any actions, claims, demands, suits or judgments arising out of or relating to Archemix’s handling, use, storage or disposal of the Materials.
          8. Termination. SomaLogic may terminate this Agreement with ten days written notice to Archemix at the address set forth below if Archemix breaches any of its obligations set forth herein, unless Archemix cures such breach within said ten-day period. Upon termination, Archemix shall destroy all Materials and any other materials embodying the intellectual property rights embodied in the Materials and shall provide
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

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SomaLogic with a written certification of same within five business days of termination. Sections 4, 5, 7, 8 and 9 shall survive any termination of this Agreement.
          9. Miscellaneous. (a) Any notice to be given hereunder shall be in writing and shall be deemed given when delivered by facsimile, personally or one business day after it is mailed by Express Mail, postage prepaid to the addresses set forth below or to such other place as any Party may designate by written notice to the other Parties; (b) this Agreement shall be governed by and construed in accordance with the law (other than the choice of law provisions) of The Commonwealth of Massachusetts; (c) this Agreement represents the entire understanding between the Parties with respect to the subject matter described, supersedes all prior or contemporaneous understandings and agreements, oral or written, between the parties with respect to the subject matter and cannot be modified except by a written instrument signed by the authorized representative of each Party; (d) this Agreement shall inure to the benefit of and be binding upon the Parties, and their successors and permitted assigns; and (e) this Agreement is not intended to confer on any other person any rights, remedies, obligations or liabilities under or by reason of this Agreement.
If to Archemix:
Archemix Corp.
300 Third Street
Cambridge MA 02142
Attn: Legal Department
(617) 621-7700 (Tel.)
(617) 621-9300 (Fax)
If to SomaLogic:
SomaLogic, Inc.
1775 38th Street
Boulder, CO 80301
Attn: Legal Department
(303) 625-9000 (Tel.)
(303) 449-1057 (Fax)
     10. Archemix may assign its rights or delegate its obligations under this Agreement only in connection with a merger or similar reorganization or the sale of all or substantially all of its assets.
     IN WITNESS WHEREOF, the parties have caused this agreement to be executed by their duly authorized representatives effective as of the date set forth above.
ARCHEMIX CORP.

By:

Name:

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

4

Title:

SOMALOGIC INC.

By:

Name:

Title:

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

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Exhibit 2.12(B)
MATERIALS TRANSFER AGREEMENT — ARCHEMIX TO SOMALOGIC
     This Agreement is made as of                      by and between Archemix Corp., a Delaware corporation with its principal place of business at 300 Third Street, Cambridge, Massachusetts 02142 (“Archemix”) and SomaLogic, Inc., a Delaware corporation with its principal place of business located at 1775 38th Street, Boulder, CO 80301 (“SomaLogic”). Archemix and SomaLogic may each be referred to herein individually as a “Party” and collectively as the “Parties”.
     WHEREAS, SomaLogic has an interest in evaluating the suitability of the Archemix Aptamer Materials for ex vivo applications;
     WHEREAS, Archemix is obligated to provide SomaLogic with Archemix Target Materials to be used by SomaLogic to elicit aptamers under its Target Screening obligations set forth in Section 2.13 of the Archemix-SomaLogic License Agreement;
     WHEREAS, Archemix desires to transfer and SomaLogic desires to receive the Materials for the purpose of conducting Research.
     NOW, THEREFORE, in consideration of the mutual covenants and conditions contained herein, the parties agree as follows with respect to access to and use of the Materials:
     1. Materials. “Materials” shall mean aptamers identified by Archemix and the targets to such aptamers (“Archemix Aptamer Materials”) or targets in Archemix’s possession provided to SomaLogic to conduct Target Screening pursuant to Section 2.13 of the Archemix-SomaLogic License Agreement (“Archemix Target Materials”).
     2. Research.
          (a) Archemix Aptamer Materials. In the case of Archemix Aptamer Materials, ”Research” means some or all of the following experiments to determine an aptamer’s suitability for further development. For purposes of clarity, [***] testing, including the [***] the [***] and/or [***] aptamer, is [***].
               (i) Aptamer affinity. The [***] of the aptamer for its [***] will be [***] through a [***] in which [***] is combined with a known [***] of the aptamer [***] and the [***] aptamer [***] to the [***]. By [***] the [***], aptamer [***] for the [***] will be [***]. [***], aptamer [***] will be [***] and a [***] used to [***] aptamer. [***] will be [***] the [***] the aptamer for [***] in its [***] (i.e., [***].
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

               (ii) Aptamer specificity. Using [***] [***] described above, Archemix will test the aptamer for [***] to both [***] and [***]. For example, [***] to [***] will be [***] to [***] the aptamer is likely to [***] in [***]. [***] to [***] and [***] will be [***] to [***] the [***] for [***] that could translate into either [***] or [***]. [***] to the [***] used in SELEX may be [***] if [***] to the [***] is [***] (and to thereby show [***] of the [***] is [***]). [***] to [***] may be [***] to [***] the [***] that might [***] (e.g., if aptamer [***] is likely to [***] for [***] with the [***].
     (iii) Suitability for use in detection assays. SomaLogic will test the ability of the aptamer to accurately and precisely measure the [***] of the aptamer [***] (and [***]) in a variety of different [***]. Such testing may include (a) [***] of the aptamer [***] either [***] or [***] of a [***] with [***] aptamers, (b) [***] the aptamer with a [***] by [***] of the aptamer and [***] a [***] or (c) [***] of the aptamer [***] it [***] a [***] in a [***] without [***] either [***] or [***] of the aptamer from the [***].
     (b) Archemix Target Materials. In the case of Archemix Target Materials, “Research” means any experiments to identify and characterize aptamers to those materials.
     3. Transfer of Materials. Subject to the provisions of this Agreement, Archemix shall transfer to SomaLogic the Materials as specified below and hereby grants to SomaLogic a non-exclusive, royalty-free license to use the intellectual property rights embodied in the Materials for the purpose of enabling SomaLogic to conduct Research. SomaLogic acknowledges that this Agreement conveys no other rights of any sort with respect to the Materials or the intellectual property rights embodied therein and that Archemix shall not be obligated to provide any such rights in the future.
Archemix will provide SomaLogic with up to [***] of aptamer, as requested by SomaLogic. In no case, however, will Archemix be obligated to provide more than [***] of aptamer for initial testing. Material will be provided as a [***] or [***] in purified form suitable for in vitro testing [***] and/or [***] into [***]. Material will be provided together with a Certificate of Analysis indicating the purity of the material and the method used to determine its purity. If significant concentrations of major contaminants are known (e.g., primers or NTPs used for enzymatic synthesis) they will be identified in the Certificate of Analysis. The aptamer will be provided with a [***] such that subsequent [***] can be achieved.
With respect to Archemix Aptamer Materials and where possible, Archemix will provide SomaLogic with the applicable target in its unmodified form as well as with any modified forms (e.g., biotinylated) used for the SELEX experiment. If the target is commercially available, Archemix will provide SomaLogic information on the source,
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

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and it will be SomaLogic’s responsibility to obtain the target from the commercial supplier.
With respect to Archemix Target Materials, Archemix will provide SomaLogic with 1 mg of each purified target.
     4. Publication. SomaLogic agrees to acknowledge Archemix as the source of the Materials in any publication reporting on SomaLogic’s use thereof.
     5. Confidentiality Obligations of SomaLogic. SomaLogic acknowledges that the Materials (and the intellectual property rights embodied therein) are considered proprietary to Archemix and hereby covenants that it and each of its employees shall receive and hold the Materials in trust and confidence. SomaLogic shall use reasonable efforts to protect the confidentiality of the Materials, including efforts commensurate with those employed by SomaLogic for the protection of its own proprietary information. SomaLogic shall restrict disclosure of the Materials to those of its employees who in SomaLogic’s judgment have a need to use the Materials for the purposes authorized under Section 2. SomaLogic has and will maintain an appropriate arrangement with each of its employees provided access to the Materials, sufficient to enable SomaLogic to comply with the provisions of this Agreement. SomaLogic shall not transmit or otherwise provide access to the Materials by any third party without the prior written consent of Archemix.
     6. Disclaimer. SomaLogic accepts the Materials with the knowledge that they are experimental in nature and hereby covenants to comply with all applicable laws and regulations relating to the handling, use, storage and disposal of such Materials. ARCHEMIX MAKES NO WARRANTIES, EXPRESS OR IMPLIED, INCLUDING THE WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE AND HEREBY DISCLAIMS SAME. ARCHEMIX MAKES NO EXPRESS OR IMPLIED WARRANTY THAT THE MATERIALS DO NOT INFRINGE PATENTS OR OTHER PROPRIETARY RIGHTS OF THIRD PARTIES AND HEREBY DISCLAIMS THE SAME.
     7. Waiver. SomaLogic hereby waives any claims that might arise against Archemix relating to the Materials (other than claims that arise out of Archemix’s negligence with respect to identification or delivery of the Materials) and hereby covenants and agrees that it shall indemnify and hold Archemix and its affiliates, trustees, officers, medical staff, employees and agents (and their respective successors, heirs and assigns) harmless against any cost, damage, liability, loss or expense (including reasonable attorney’s fees and litigation expenses) incurred by or imposed upon them in connection with any actions, claims, demands, suits or judgments arising out of or relating to SomaLogic’s handling, use, storage or disposal of the Materials.
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

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     8. Termination. Archemix may terminate this Agreement with ten days written notice to SomaLogic at the address set forth below if SomaLogic breaches any of its obligations set forth herein, unless SomaLogic cures such breach within said ten-day period. Upon termination, SomaLogic shall destroy all Materials and any other materials embodying the intellectual property rights embodied in the Materials and shall provide Archemix with a written certification of same within five business days of termination. Sections 4, 5, 7, 8 and 9 shall survive any termination of this Agreement.
     9. Miscellaneous. (a) Any notice to be given hereunder shall be in writing and shall be deemed given when delivered by facsimile, personally or one business day after it is mailed by Express Mail, postage prepaid to the addresses set forth below or to such other place as any Party may designate by written notice to the other Parties; (b) this Agreement shall be governed by and construed in accordance with the law (other than the choice of law provisions) of the State of Colorado; (c) this Agreement represents the entire understanding between the Parties with respect to the subject matter described, supersedes all prior or contemporaneous understandings and agreements, oral or written, between the parties with respect to the subject matter and cannot be modified except by a written instrument signed by the authorized representative of each Party; (d) this Agreement shall inure to the benefit of and be binding upon the Parties, and their successors and permitted assigns; and (e) this Agreement is not intended to confer on any other person any rights, remedies, obligations or liabilities under or by reason of this Agreement.
If to SomaLogic:
SomaLogic, Inc.
1775 38th Street
Boulder, Colorado 80301
Attn: Legal Department
(303) 625-9000 (Tel.)
(303) 449-1057 (Fax)
If to Archemix:
Archemix Corp.
300 Third Street
Cambridge MA 02142
Attn: Legal Department
(617) 621-7700 (Tel.)
(617) 621-9300 (Fax)
     10. SomaLogic may assign its rights or delegate its obligations under this Agreement only in connection with a merger or similar reorganization or the sale of all or substantially all of its assets.
     IN WITNESS WHEREOF, the Parties have caused this agreement to be executed by their duly authorized representatives effective as of the date set forth above.
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

4

SOMALOGIC INC.

By:

Name:

Title:

ARCHEMIX CORP.

By:

Name:

Title:

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

5